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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05845

Invesco Senior Loan Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Philip A. Taylor 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (404) 439-3217

Date of fiscal year end: 2/28

Date of reporting period: 2/28/15

Item 1. Report to Stockholders.

Annual Report to Shareholders February 28, 2015

Invesco Senior Loan Fund

Nasdaq:
A: VSLAX ▪ B: VSLBX ▪ C: VSLCX ▪ Y: VSLYX ▪ IB: XPRTX ▪ IC: XSLCX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
7	Supplemental Information
11	Schedule of Investments
27	Financial Statements
30	Notes to Financial Statements
39	Financial Highlights
46	Auditor's Report
47	Fund Expenses
48	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Senior Loan Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■   Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can   use to strive to meet your financial needs as your investment goals change over time.

■   Monitoring how the portfolio management teams of the Invesco funds are performing in   light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Senior Loan Fund

Management’s Discussion of Fund Performance

Performance summary

This is the annual report for Invesco Senior Loan Fund (the Fund) for the fiscal year ended February 28, 2015. For the fiscal year, the Fund at net asset value produced positive returns, but the Fund lagged its style-specific benchmark, the Credit Suisse Leveraged Loan Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/14 to 2/28/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.88%
Class B Shares	1.82
Class C Shares	1.06
Class Y Shares	2.16
Class IB Shares	2.16
Class IC Shares	1.99
Credit Suisse Leveraged Loan Index‚ (Style-Specific Index)	2.80

Source(s): ‚Bloomberg L.P.

Market conditions and your Fund

For the fiscal year ended February 28, 2015, the senior secured loan market delivered a high level of current income with moderate asset price volatility. The fiscal year was characterized by slow, steady gains throughout the year punctuated by two periods of elevated volatility. First, in late summer/early fall of 2014, the loan market traded off due to contagion from geopolitical turmoil and a technical imbalance caused by a robust new issue pipeline and persistent outflows from retail mutual funds and again toward the end of 2014, when negative sentiment and lower oil prices fueled market volatility. This volatility in the loan market was exacerbated by continued

outflows from retail mutual funds and limited new collateralized loan obligations (CLO) issuance. Risk premiums in the loan market increased at that time despite the economic tailwinds provided by lower commodity prices.

In February 2015, at the end of the Fund’s fiscal year, the Credit Suisse Leveraged Loan Index returned 1.41%, the strongest return in more than three years. This brought the index’s return for the first two months of 2015 to 1.67%. Positive sentiment returned due to the broader capital markets and loans bene-fited from supportive fourth quarter earnings results, a strong technical bid from CLO issuance, a light new issue calendar and the stabilization of oil prices.

Portfolio Composition†*
By credit quality, based on total investments

BBB+	0.1%
BBB	0.1
BBB-	0.8
BB+	3.2
BB	9.8
BB-	16.6
B+	16.2
B	26.0
B-	7.7
CCC+	7.2
CCC	0.6
CC	0.3
D	0.3
Not Rated	8.6
Equity	2.5

Top Five Debt Issuers

1. Asurion LLC	2.6%
2. First Data Corp.	2.0
3. iHeart Communications, Inc.	1.7
4. Alpha Topco Ltd.	1.6
5. Kinetic Concepts, Inc.	1.6

Total Net Assets	$1.1 billion
Total Number of Holdings*	536

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Both the metals/mining and energy sectors were outsized contributors to the index’s performance in January and Feb-ruary following the previous two months of weak performance.

    In spite of some monthly ups and downs during the year, record CLO issuance and continued demand from institutional accounts provided a generally supportive environment for the market. Overall demand for senior loan funds remained strong during the reporting period due to a number of factors, including limited duration risk, attractive current yield and an improving economic outlook.

    With positive economic trends and strong loan demand, we continued to see an increase in issuer-friendly transactions at several points during the fiscal year. As a result, average leverage levels for loan issuers increased slightly. While increasing leverage has historically indicated market peaks, we believe the economy is still in the middle of its recovery and that conditions will allow issuers to deleverage and generate sufficient cash flows to remain appropriately valued.

    We would like to add some context around the pullback in loan prices toward the end of 2014. Our view is that the decline in loan prices had more to do with technical contagion from high yield rather than a weakness in credit fundamentals. As the US economy is in the middle stages of an economic recovery, we believe the default rate for senior secured loans could remain below historical averages over the next one to two years.

    While we are aware that there was a fundamental component to the fall in loan prices at the end of 2014 – namely, investors’ concerns about the potential impact on energy companies from declining oil prices. While in our view, lower oil prices are not good for oil and gas companies, they are a positive for many other companies and sectors. For example, a company that sells consumer discretionary goods will benefit from lower oil prices that may boost cash in the average household.

    Our view is that oil prices will not remain at these low levels for an extended period of time, and that the majority of the oil and gas companies in the loan market have ample liquidity to ride through this period of low prices. We are further comforted by the fact that senior secured loans are usually the most senior claim on a company’s balance sheet. This correction is likely to lead to some challenging times for some companies and as a result, risk mitigation will remain at the forefront of our credit positioning.

4                Invesco Senior Loan Fund

    In terms of broad fundamentals, the trailing 12-month default rate at the end of the reporting period by was 3.92% by principal amount, but only 0.73% by number of loans defaulted.1 This differential is largely attributable to two high-profile leveraged buyouts that defaulted. When one of those defaults rolls out of the trailing 12-month default rate in April 2015, the default rate by principal amount would be 1.10%.1

    We sought to be prudent in positioning the Fund with respect to credit quality and leverage. During the fiscal year, we continued to favor B-rated credits given our view that the economy is likely to continue improving. We believe an improving economy may lead to companies increasing capital expenditures and thus we continue to overweight the business equipment and services sector. We also expect cyclical industries to perform well in the short to medium term and thus increased our weighting to the automotive sector during the year. We have concerns around the performance of casinos, and have reduced exposure, particularly to properties located outside of Las Vegas. Additionally, we continued to underweight the Fund’s benchmark in health care, given our view that, while well priced, this sector faces the possibility of systemic structural changes.

    During the reporting period, the Fund used leverage, which allowed us to enhance the Fund’s yield while keeping credit standards high. As of the close of the reporting period, leverage accounted for 17% of the Fund’s net asset value plus borrowings. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs also would decline.) For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    Senior secured loans are an asset class that behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior secured loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (Libor). Because senior secured loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior secured loans, however, interest rates and income are variable and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds – and senior secured loans provide a natural hedge against rising interest rates. We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s shares.

    As always, we appreciate your continued participation in Invesco Senior Loan Fund.

1	Source: S&P Capital IQ Leveraged Commentary & Data

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Baskind Portfolio Manager, is manager of Invesco Senior Loan Fund. He joined Invesco or its investment advisory affiliates in 1999. Mr. Baskind earned a BS in business administration from University at Albany, The State University of New York.

Thomas Ewald Portfolio Manager, is manager of Invesco Senior Loan Fund. He joined Invesco in 2000. Mr. Ewald earned a BA from Harvard College and an MBA from the University of Virginia Darden School of Business.

Philip Yarrow Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Senior Loan

Fund. He joined Invesco in 2010. Mr. Yarrow earned a BS in mathematics and economics from The University of Nottingham and a Master of Management degree in finance from Northwestern University.

5                Invesco Senior Loan Fund

Your Fund’s Long-Term Performance

Average Annual Total Returns
As of 2/28/15, including maximum applicable sales charges

Class A Shares
Inception (2/18/05)	2.90%
10 Years	2.89
5 Years	6.62
1 Year	-1.37

Class B Shares
Inception (2/18/05)	2.69%
10 Years	2.68
5 Years	6.91
1 Year	-1.07

Class C Shares
Inception (2/18/05)	2.48%
10 Years	2.47
5 Years	6.53
1 Year	0.09

Class Y Shares
Inception (11/8/13)	3.37%
1 Year	2.16

Class IB Shares
Inception (10/4/89)	4.96%
10 Years	3.30
5 Years	7.47
1 Year	2.16

Class IC Shares
Inception (6/13/03)	4.26%
10 Years	3.27
5 Years	7.40
1 Year	1.99

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class IB and Class IC shares was 1.92%, 1.92%, 2.67%, 1.67%, 1.67% and 1.82%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 12/31/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (2/18/05)	2.82%
5 Years	6.86
1 Year	-1.50

Class B Shares
Inception (2/18/05)	2.61%
5 Years	7.13
1 Year	-1.06

Class C Shares
Inception (2/18/05)	2.41%
5 Years	6.78
1 Year	0.11

Class Y Shares
Inception (11/8/13)	2.60%
1 Year	1.88

Class IB Shares
Inception (10/4/89)	4.93%
10 Years	3.28
5 Years	7.65
1 Year	1.88

Class IC Shares
Inception (6/13/03)	4.20%
10 Years	3.25
5 Years	7.62
1 Year	1.86

Class A share performance reflects the maximum 3.25% sales charge. Prior to November 30, 2010, Class B share performance reflects an early withdrawal charge of 3% in the first year after purchase and declines to 0% after year five. Class C share performance reflects an early withdrawal charge of 1% for the first year after purchase. Class IB shares, Class IC shares and Class B shares (after November 30, 2010) are not continuously offered and have no early withdrawal charges. Class Y shares do not have a front-end sales charge or a CDSC, therefore performance is at net asset value. Class Y shares do not have early withdrawal charges.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses for Class A, B and C shares in the past, performance would have been lower.

6                         Invesco Senior Loan Fund

Invesco Senior Loan Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class IB shares and Class IC shares are not continuously offered and have no early withdrawal charges.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Effective November 30, 2010, Class B shares are no longer continuously offered. Class B shares purchased prior to November 30, 2010 are subject to an early withdrawal charge.

Principal risks of investing in the Fund

■	No trading market for shares risk. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. While there is no restriction on transferring the Shares, the Fund does not intend to list the Shares for trading on any national securities exchange. There is no secondary trading market for Shares. An investment in the Shares is illiquid. There is no guarantee that you will be able to sell all of the Shares that you desire to sell in any repurchase offer by the Fund.
■	Senior loans risk. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund’s investments, and the Adviser relies primarily on its own evaluation of Borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

    Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In the Adviser’s opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Other than certain restrictions on the amount of illiquid securities during certain periods of a repurchase offer, the Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. See “Repurchase of Shares–Repurchase Offers by the Fund–Impact of repurchase policies on the liquidity of the Fund.” The substantial portion of the Fund’s assets invested in Senior Loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Shares. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund’s net asset value per Share. Illiquid securities are also difficult to value.

    If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

would increase the risk of default. If legislation or federal or state regulations require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

    Selling Lenders and other persons positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

    Should an Agent or Lender positioned between the Fund and a Borrower become insolvent or enter FDIC receivership or bankruptcy, where the Fund is an Original Lender or has purchased an Assignment, any interest of such person in the Senior Loan and in any loan payment held by such person for the benefit of the Fund should not be included in the person’s estate. If, however, these items are included in their estate, the Fund would incur costs and delays in realizing payment and could suffer a loss of principal or interest.

    Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to Lenders. Such court action could under certain circumstances include invalidation of Senior Loans.

■	Borrower credit risk. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the continued on page 8

7                Invesco Senior Loan Fund

continued from page 7

payment of interest or principal on a Senior Loan results in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of Senior Loans and in the Fund’s net asset value.

    The Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans of Borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations that are rated below investment grade. More recently, rating agencies have begun rating Senior Loans, and Senior Loans in the Fund’s portfolio may themselves be rated below investment grade. The Fund may invest a substantial portion of its assets in Senior Loans of Borrowers that have outstanding debt obligations rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative and are commonly known as “junk bonds.” Senior Loans may not be rated at the time that the Fund purchases them. If a Senior Loan is rated at the time of purchase, the Adviser may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on the Adviser’s credit analysis abilities. Because of the protective terms of Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. The values of Senior Loans of Borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the Lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates.

    In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior positions. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss.

■	Investment in non-US issuers risk. The Fund may invest up to 20% of its total assets, measured at the time of investment, in Senior Loans to Borrowers that are organized or located in countries other than the United States provided that no more than 5% of these Senior Loans or other assets are non-US dollar denominated. Investment in non-US issuers involves special risks, including that non-US issuers may be subject to less rigorous accounting and reporting requirements than US issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-US dollar denominated investments will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the US dollar and non-US currencies may negatively affect an investment. The value of investments denominated in non-US currencies may fluctuate based on changes in the value of those currencies relative to the US dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund also may hold non-US dollar denominated Senior Loans or other securities received as part of a reorganization or restructuring.
■	Warrants, equity securities and junior debt securities risk. Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower’s assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Fund’s net asset value.

■	Participations risk. The Fund may purchase Participations in Senior Loans. Under a Participation, the Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by Assignment. In a Participation, the Fund typically has a contractual relationship with the Lender selling the Participation but not with the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender’s interest in the Senior Loan. Certain participations in Senior Loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. The Fund presently does not intend to invest more than 5% of its net assets in Participations in Senior Loans.
■	Repurchase offer risks. If the Fund repurchases more Shares than it is able to sell, the Fund’s net assets may decline and expense ratios may increase and the Fund’s ability to achieve its investment objective may be adversely affected. Moreover, this may force the Fund to sell assets it would not otherwise sell and the Fund may be forced to sell Fund assets that may have declined in value. Such sales may affect the market for the assets being sold, which in turn, could diminish the value of an investment in the Fund. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares for repurchase by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular repurchase offer, thereby increasing both the likelihood that proration will occur and the likelihood the Fund will repurchase more

8                         Invesco Senior Loan Fund

Shares than it is able to sell.

■	Structured products risk. The Fund may invest in structured notes, CLN, CDS and other types of structured investments. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the Borrower. The Fund generally will not have the right to enforce compliance by the Borrower with the Loan Agreement, nor rights to any funds acquired by other Lenders through set-off against the Borrower. In addition, when the Fund holds a structured product derived from a Senior Loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund.

    When the Fund acts as a seller of a credit default swap agreement, it is subject to the risk that an adverse credit event may occur with respect to the reference obligation and the Fund may be required to pay the buyer the full notional value of the reference obligation net of any amounts owed to the Fund by the buyer under the swap. If the Fund is a buyer of a CDS and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. The Fund may exit its obligations under a CDS only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting CDS position, which may cause the Fund to incur more losses. Swaps are subject to new federal legislation that is being implemented through rulemaking by the SEC and the Commodity Futures Trading Commission which may adversely impact the swap market generally or the Fund’s ability to use swaps.

    The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product.

■	Financial leverage risk. The Fund is authorized to utilize financial leverage to the maximum extent allowable under the 1940 Act. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the Common Shares, including that the costs of the financial leverage exceed the income from investments made with such leverage, the higher volatility of the net asset value of the Common Shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the Common Shareholders. The Fund’s use of leverage also may impair the ability of the Fund to maintain its qualification for federal income taxes as a regulated investment company.

    As long as the Fund is able to invest the proceeds of any financial leverage in senior loans or other investments that provide a higher net return than the then cost of such financial leverage (i.e., the current interest rate on any borrowing or dividend rate of any preferred shares after taking into account the expenses of any borrowing or preferred shares offering) and the Fund’s operating expenses, the effect of leverage will be to cause the Common Shareholders to realize a higher current rate of return than if the Fund were not leveraged. However, if the current costs of financial leverage were to exceed the return on such proceeds after expenses (which the Adviser believes to be an unlikely scenario), the Common Shareholders would have a lower rate of return than if the Fund had an unleveraged capital structure.

    During any annual period when the Fund has a net payable on the interest due on borrowings or the dividends due on any outstanding preferred shares, the failure to pay on such amounts would preclude the Fund from paying dividends on the Common Shares. The rights of lenders to the Fund to receive interest on and repayment of principal on any borrowings will be senior to those of the holders of the Common Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Common Shares in certain circumstances, and may require the Fund to pledge assets to secure such borrowing. Further, the terms of such borrowing may, and the 1940 Act does (in certain circumstances), grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In addition, under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration and after deducting the amount of such dividend or distribution, the Fund is in compliance with the asset coverage requirements of the 1940 Act. Such prohibition on the payment of dividends or distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. The Fund intends, however, to the extent possible, to repay borrowings or redeem any outstanding preferred securities from time to time if necessary, which may involve the payment by the Fund of a premium and the sale by the Fund of portfolio securities at a time when it may be disadvantageous to do so, to maintain compliance with such asset coverage requirements.

    Subject to the restrictions of the 1940 Act, the Fund may “releverage” through incurrence of new borrowing, or the reissuance of preferred shares and in connection with which the Fund, and indirectly the Common Shareholders, would incur the expenses of such releveraging. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Fund. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to Common Shareholders.

    Although the Fund does not have any immediate intention to do so, the Fund may in the future issue preferred shares as a form of financial leverage. Any such preferred shares of the Fund would be senior to the Fund’s Common Shares, such that holders of preferred shares would have priority over the distribution of the Fund’s assets, including dividend and liquidating distributions. It is presently believed that any such preferred shares of the Fund would not be listed on any exchange and would be bought and sold in auctions through participating broker-dealers. If the Fund were to issue preferred shares, the Fund could be subject to, among other things, (i) more stringent asset coverage provisions, (ii) restrictions on continued on page 10

9                Invesco Senior Loan Fund

continued from page 9

certain investment practices and (iii) the imposition of certain minimum issue size, issuer geographical diversification and other requirements for determining portfolio assets that are eligible for computing compliance with their asset coverage requirements in connection with an investment grade rating for such preferred shares from one or more nationally recognized statistical rating shares by the Fund entails certain initial costs and expenses and certain ongoing administrative and accounting expenses, as well as costs of interest payments and dividends on the leverage. Fees based on the net assets of the Fund (such as the Fund’s advisory and administrative fees) will not increase by adding leverage to the Fund. Certain other expenses of the Fund (such as custodian fees or portfolio transaction-related costs, which generally increase with any increase in the amount of assets managed by the Fund) are expected to marginally increase by adding leverage to the Fund. All of these costs and expenses will be borne by the Fund’s Common Shareholders and will reduce the income or net assets available to Common Shareholders. If the Fund’s current investment income were not sufficient to meet interest expenses on any borrowing or dividend requirements on any preferred shares, the Fund might have to liquidate certain of its investments in order to meet required interest or dividend payments, thereby reducing the net asset value attributable to the Fund’s Common Shares. If there are preferred shares issued and outstanding, holders of the preferred shares will elect two Trustees. In addition, the terms of any preferred shares or borrowing may entitle holders of the preferred shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances.

    The Fund may be converted to an open-end investment company only upon approval by the Board of Trustees followed by the affirmative vote of the holders of not less than 75% of the outstanding Shares entitled to vote, unless such transaction has been previously approved by the affirmative vote of at least two-thirds (662/3%) of the Board of Trustees, in which case the affirmative vote “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund with each class of Shares voting, which requires the affirmative vote of the lesser of 50% of the outstanding Shares or 67%

of the Shares present in person or by proxy, provided that at least 50% of the outstanding shares are present. Among other things, conversion of the Fund to an open-end investment company would require the redemption of all outstanding preferred shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. Certain other practices in which the Fund may engage, including reverse repurchase agreements, may also be considered leverage and subject to the Fund’s leverage policy. However, to the extent that the Fund segregates cash, liquid securities or liquid senior loans in an amount sufficient to cover its obligations with respect to such reverse repurchase agreements, they will not be subject to the Fund’s leverage policy. The Fund’s Statement of Additional Information contains additional information about the Fund’s use of financial leverage.

■	Changing Fixed Income Market Conditions risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the potential “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions, which involved purchasing large quantities of securities issued or guaranteed by the government, its agencies or instrumentalities on the open market. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. In addition, because of changing central bank policies, the Fund may experience higher than normal shareholder redemptions which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s performance returns.
■	Anti-takeover provisions risk. The Fund’s Declaration of Trust includes provisions that could limit the ability of other persons to acquire control of the Fund or to change the composition of its Board of Trustees.

About indexes used in this report

■	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, non-investment-grade loans.
■	The London Interbank Offered Rate (Libor) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market (or interbank lending market).
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

10                Invesco Senior Loan Fund

Schedule of Investments

February 28, 2015

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Variable Rate Senior Loan Interests–105.78%(a)(b)
Aerospace & Defense–2.93%
Camp International Holding Co.,
First Lien Term Loan	4.75%	05/31/19	$1,514	$1,527,299
Second Lien Term Loan	8.25%	11/30/19	179	178,684
Consolidated Aerospace Manufacturing, LLC,
Term Loan	5.00%	03/27/20	182	182,392
Term Loan	5.00%	03/27/20	594	595,500
DAE Aviation Holdings, Inc.,
Term Loan B-1	5.00%	11/02/18	1,798	1,813,736
Term Loan B-2	5.00%	11/02/18	676	681,942
Element Materials Technology Group US Holdings Inc., Term Loan B	5.25%	08/08/21	347	349,226
IAP Worldwide Services,
Revolver Loan(c)	—	07/18/18	1,501	1,508,271
Second Lien Term Loan	8.00%	07/18/19	1,765	1,597,256
Landmark U.S. Holdings LLC,
Canadian Term Loan	4.75%	10/25/19	132	131,653
First Lien Term Loan	4.75%	10/25/19	3,316	3,317,044
PRV Aerospace, LLC, Term Loan	6.50%	05/09/18	3,377	3,337,247
Sequa Corp., Term Loan	5.25%	06/19/17	5,613	5,495,249
Transdigm Inc.,
Term Loan C	3.75%	02/28/20	8,788	8,768,753
Term Loan D	3.75%	06/04/21	2,947	2,943,002
				32,427,254

Air Transport–1.06%
American Airlines, Inc., Term Loan B	3.75%	06/27/19	493	492,979
Delta Air Lines, Inc.,
Revolver Loan(d)	0.00%	04/20/16	8,340	8,201,482
Revolver Loan(d)	0.00%	10/18/17	1,227	1,180,545
United Continental Holdings, Inc., Term Loan B-1	3.75%	09/15/21	1,906	1,913,389
				11,788,395

Automotive–5.46%
Affinia Group Inc., Term Loan B-2	4.75%	04/27/20	1,337	1,339,497
American Tire Distributors, Inc., Term Loan	5.75%	06/01/18	3,192	3,213,926
Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/29/17	2,811	2,819,142
BBB Industries, LLC,
First Lien Term Loan	6.00%	11/03/21	1,376	1,384,183
Second Lien Term Loan	9.75%	11/03/22	602	573,084
Dealer Tire, LLC, Term Loan	5.50%	12/22/21	1,571	1,588,435
Dexter Axle Co., Term Loan	4.50%	02/28/20	1,983	1,973,282
Federal-Mogul Corp., Term Loan C	4.75%	04/15/21	18,503	18,501,295
Gates Global, LLC, Term Loan	4.25%	07/05/21	4,481	4,457,988
Goodyear Tire & Rubber Co., Second Lien Term Loan	4.75%	04/30/19	3,193	3,213,520
Henniges Automotive Holdings, Inc., Term Loan	5.50%	06/12/21	1,332	1,338,190
Key Safety Systems, Inc., Term Loan	4.75%	08/29/21	1,012	1,014,775
Midas Intermediate Holdco II, LLC,
Delayed Draw Term Loan	4.75%	08/18/21	138	139,175
Term Loan	4.75%	08/18/21	1,227	1,235,175
MPG Holdco I Inc., Term Loan	4.25%	10/20/21	648	651,151
Schaeffler AG (Germany), Term Loan B	4.25%	05/15/20	168	169,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Automotive–(continued)
TI Group Automotive Systems, LLC, Term Loan	4.25%	07/02/21	$7,652	$7,655,411
Tower Automotive Holdings USA, LLC, Term Loan	4.00%	04/23/20	1,945	1,941,556
Transtar Holding Co.,
First Lien Term Loan	5.75%	10/09/18	4,330	4,257,566
Second Lien Term Loan	10.00%	10/09/19	1,271	1,239,655
Wand Intermediate I L.P.,
First Lien Term Loan	4.75%	09/17/21	1,043	1,048,742
Second Lien Term Loan	8.25%	09/17/22	813	817,491
				60,572,577

Beverage & Tobacco–0.16%
Winebow Holdings, Inc.,
First Lien Term Loan	4.75%	07/01/21	1,030	1,013,071
Second Lien Term Loan	8.50%	12/31/21	830	796,600
				1,809,671

Building & Development–2.85%
ABC Supply Co., Inc., Term Loan B	3.50%	04/16/20	2,487	2,479,645
Capital Automotive L.P., Second Lien Term Loan	6.00%	04/30/20	3,248	3,288,521
DI Purchases, Inc., First Lien Term Loan	6.00%	12/15/21	1,252	1,251,859
Lake at Las Vegas Joint Venture, LLC,
Exit Revolver Loan(d)	0.00%	02/28/17	16	8,689
PIK Exit Revolver Loan(e)	5.00%	02/28/17	225	120,089
Mannington Mills, Inc., Term Loan	4.75%	10/01/21	683	682,693
Mueller Water Products, Inc., Term Loan	4.00%	11/25/21	61	61,678
Quikrete Holdings, Inc., First Lien Term Loan	4.00%	09/26/20	6,679	6,668,595
Re/Max International, Inc., Term Loan	4.00%	07/31/20	2,459	2,452,363
Realogy Corp.,
Revolver Loan(d)	0.00%	03/05/18	3,292	3,176,934
Synthetic LOC (Acquired 08/08/12; Cost $288)	4.41%	10/10/16	1	288
Term Loan B	3.75%	03/05/20	9,156	9,163,009
Tamarack Resort LLC,
PIK Term Loan A (Acquired 03/07/14-12/31/14; Cost $98,246)(e)	8.00%	03/07/16	98	95,517
PIK Term Loan B (Acquired 03/07/14-12/31/14; Cost $161,721)(e)	6.50%	02/28/19	738	11,077
WireCo WorldGroup Inc., Term	6.00%	02/15/17	2,082	2,087,601
				31,548,558

Business Equipment & Services–10.72%
Accelya International S.A. (Luxembourg),
Term Loan A-1 (Acquired 03/06/14; Cost $1,530,806)	4.99%	03/06/20	1,537	1,527,598
Term Loan A-2 (Acquired 03/06/14; Cost $530,054)	4.99%	03/06/20	532	528,953
Acosta, Inc., Term Loan	5.00%	09/26/21	3,368	3,390,651
Asurion LLC,
Incremental Term Loan B-1	5.00%	05/24/19	4,341	4,357,674
Incremental Term Loan B-2	4.25%	07/08/20	13,622	13,612,196
Second Lien Term Loan	8.50%	03/03/21	17,707	17,895,419
Brickman Group Ltd. LLC,
First Lien Term Loan	4.00%	12/18/20	1,975	1,966,142
Second Lien Term Loan	7.50%	12/17/21	768	765,590
Brock Holdings III, Inc., First Lien Term Loan	6.00%	03/16/17	403	397,327
Caraustar Industries, Inc.,
Incremental Term Loan	8.00%	05/01/19	908	890,309
Term Loan	8.00%	05/01/19	2,685	2,638,460
Checkout Holding Corp.,
Second Lien Term Loan	7.75%	04/11/22	2,591	2,336,257
Term Loan B	4.50%	04/09/21	4,283	4,069,305

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Business Equipment & Services–(continued)
Connolly, LLC,
First Lien Term Loan	5.00%	05/14/21	$4,087	$4,114,651
Second Lien Term Loan	8.00%	05/14/22	2,343	2,324,595
Crossmark Holdings, Inc.,
First Lien Term Loan	4.50%	12/20/19	1,634	1,614,949
Second Lien Term Loan	8.75%	12/21/20	826	803,141
Diamond US Holding LLC, Term Loan	4.75%	12/17/21	1,550	1,546,928
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/18	2,290	2,296,575
First Data Corp.,
Term Loan	3.67%	03/23/18	22,051	22,054,248
Term Loan B	3.67%	09/24/18	4,136	4,138,953
Genesys Telecom Holdings, U.S., Inc., Term Loan 2	4.50%	11/13/20	2,476	2,478,814
Inmar, Inc.,
Second Lien Term Loan	8.00%	01/27/22	197	193,683
Term Loan	4.25%	01/27/21	1,109	1,092,459
Intertrust Group B.V. (Netherlands),
Second Lien Term Loan 2	8.00%	04/16/22	1,891	1,887,685
Term Loan B-5	4.51%	04/16/21	1,436	1,431,523
Karman Buyer Corp.,
Second Lien Term Loan	7.50%	07/25/22	1,467	1,467,011
Term Loan	4.25%	07/25/21	5,002	4,986,520
Kronos Inc., Second Lien Term Loan	9.75%	04/30/20	1,489	1,527,047
Learning Care Group (US) No. 2 Inc., Term Loan	5.50%	05/05/21	2,783	2,803,014
Sensus USA, Inc., First Lien Term Loan	4.50%	05/09/17	2,106	2,110,962
Servicemaster Co. (The), Term Loan	4.25%	07/01/21	337	337,757
SunGard Data Systems Inc., Term Loan C	3.92%	02/28/17	924	925,313
TNS Inc.,
First Lien Term Loan	5.00%	02/14/20	2,237	2,233,616
Second Lien Term Loan	9.00%	08/14/20	218	215,363
Trans Union LLC,
Revolver Loan(d)	0.00%	04/09/19	800	791,978
Revolver Loan	3.75%	04/09/19	286	282,849
Wash MultiFamily Laundry Systems, LLC, Term Loan (Acquired 02/14/13; Cost $818,192)	4.50%	02/21/19	820	805,218
				118,840,733

Cable & Satellite Television–2.63%
Charter Communications Operating LLC, Term Loan G	4.25%	09/12/21	6,463	6,521,896
Ion Media Networks, Inc., Term Loan B-1	4.75%	12/18/20	1,279	1,280,496
Mediacom Illinois LLC,
Term Loan E	3.15%	10/23/17	3,911	3,900,065
Term Loan G	3.75%	06/30/21	855	849,953
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan B	3.50%	06/07/20	3,111	3,107,134
WideOpenWest Finance, LLC, Term Loan B	4.75%	04/01/19	4,325	4,333,087
Ziggo B.V. (Netherlands),
Term Loan B-1	3.50%	01/15/22	3,399	3,374,211
Term Loan B-2	3.50%	01/15/22	2,190	2,174,405
Term Loan B-3	3.50%	01/15/22	3,602	3,576,120
				29,117,367

Chemicals & Plastics–4.29%
Allnex & Cy S.C.A.,
Term Loan B-1	4.50%	10/03/19	256	256,320
Term Loan B-2	4.50%	10/03/19	133	132,997
Ascend Performance Materials Operations LLC, Term Loan B	6.75%	04/10/18	2,844	2,438,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Chemicals & Plastics–(continued)
Chemstralia Finco LLC, Term Loan(c)	—	02/28/22	$2,829	$2,771,952
Chromaflo Technologies Corp., Second Lien Term Loan	8.25%	06/02/20	564	558,558
Citadel Plastics Holdings, Inc., Term Loan	5.25%	11/05/20	719	722,365
Colouroz Investment LLC (Germany),
First Lien Term Loan B-2	4.75%	09/07/21	3,750	3,726,451
Second Lien Term Loan B-2	8.25%	09/05/22	2,056	1,958,256
Term Loan C	4.75%	09/07/21	620	616,026
Eco Services Operations LLC, Term Loan	4.75%	12/01/21	1,218	1,222,995
Ferro Corp., Term Loan (Acquired 07/30/14; Cost $772,848)	4.00%	07/30/21	776	765,768
Gemini HDPE LLC, Term Loan	4.75%	08/06/21	720	721,099
HII Holding Corp., First Lien Term Loan	4.00%	12/20/19	409	410,162
Ineos Holdings Ltd., Term Loan	3.75%	05/04/18	3,489	3,484,355
MacDermid, Inc.,
First Lien Term Loan B	4.50%	06/07/20	3,821	3,841,037
Term Loan B-2	4.75%	06/07/20	1,209	1,219,283
Otter Products, LLC, Term Loan B	5.75%	06/03/20	3,012	2,999,194
Oxea Finance LLC,
First Lien Term Loan B-2	4.25%	01/15/20	3,865	3,758,631
Second Lien Term Loan	8.25%	07/15/20	1,630	1,546,258
Phillips-Medisize Corp.,
Second Lien Term Loan	8.25%	06/16/22	432	420,074
Term Loan	4.75%	06/16/21	890	891,016
Styrolution US Holding LLC, Term Loan B-1	6.50%	11/07/19	4,178	4,131,321
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/20	1,216	1,211,431
Univar Inc., Term Loan B	5.00%	06/30/17	5,963	5,930,895
WNA Holdings, Inc.,
Canadian Term Loan	4.50%	06/07/20	743	743,320
Second Lien Term Loan	8.50%	12/07/20	672	652,030
Term Loan	4.50%	06/07/20	437	437,048
				47,567,552

Clothing & Textiles–0.45%
ABG Intermediate Holdings 2 LLC,
First Lien Term Loan	5.50%	05/27/21	2,000	2,009,577
Second Lien Term Loan	9.00%	05/27/22	957	959,266
Varsity Brands Holding Co., Inc., Term Loan	6.00%	12/11/21	2,015	2,036,802
				5,005,645

Conglomerates–0.55%
CeramTec Acquisition Corp.,
Term Loan B-1	4.25%	08/30/20	1,048	1,047,067
Term Loan B-2	4.25%	08/30/20	105	104,876
Term Loan B-3	4.25%	08/30/20	311	310,417
Epiq Systems, Inc., Term Loan	4.50%	08/27/20	3,018	3,010,141
Polymer Group, Inc., Term Loan	5.25%	12/19/19	1,561	1,568,985
				6,041,486

Containers & Glass Products–2.10%
Berlin Packaging, LLC,
Second Lien Term Loan	7.75%	09/30/22	435	436,029
Term Loan	4.50%	10/01/21	1,643	1,645,963
Berry Plastics Group, Inc.,
Term Loan D	3.50%	02/08/20	3,585	3,576,450
Term Loan E	3.75%	01/06/21	767	767,403

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Containers & Glass Products–(continued)
BWAY Holding Co., Term Loan	5.50%	08/14/20	$5,520	$5,553,930
Charter NEX US Holdings, Inc., First Lien Term Loan	5.25%	02/07/22	674	677,781
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19	1,592	1,563,716
Constantia Flexibles Group GmbH (Austria), Term Loan B(c)	—	04/30/22	962	966,494
Devix US, Inc., First Lien Term Loan B	4.25%	04/30/21	1,110	1,112,296
Hoffmaster Group, Inc.,
First Lien Term Loan	5.25%	05/09/20	2,206	2,222,343
Second Lien Term Loan	10.00%	05/09/21	469	464,528
Onex Wizard US Acquisition, Term Loan(c)	—	03/13/22	3,658	3,690,054
Ranpak Corp.,
First Lien Term Loan	4.75%	10/01/21	350	351,178
Second Lien Term Loan	8.25%	10/03/22	237	236,733
				23,264,898

Cosmetics & Toiletries–0.27%
Vogue International LLC, Term Loan B	5.75%	02/14/20	3,004	3,022,907

Drugs–1.85%
BPA Laboratories,
First Lien Term Loan	2.75%	07/03/17	2,466	2,207,370
Second Lien Term Loan	2.75%	07/03/17	2,144	1,903,225
Grifols Worldwide Operations USA, Inc., Term Loan B	3.17%	02/27/21	3,328	3,327,145
Millennium Laboratories, LLC, Term Loan B	5.25%	04/16/21	11,893	11,967,293
Par Pharmaceutical Cos., Inc., Incremental Term Loan B-3	4.25%	09/30/19	1,062	1,061,918
				20,466,951

Ecological Services & Equipment–0.16%
ADS Waste Holdings, Inc., Term Loan B-2	3.75%	10/09/19	417	413,891
PSSI Holdings LLC, Term Loan	5.00%	12/02/21	761	766,375
Waste Industries USA, Inc., Term Loan(c)	—	02/27/20	670	673,006
				1,853,272

Electronics & Electrical–8.07%
4L Technologies Inc., Term Loan	5.50%	05/08/20	6,526	6,367,352
AF Borrower LLC, Term Loan	6.25%	01/28/22	1,404	1,405,347
AVG Technologies N.V. (Netherlands), Term Loan	5.75%	10/15/20	1,471	1,458,285
Blackboard Inc., Term Loan B-3	4.75%	10/04/18	6,093	6,102,380
BMC Software Finance, Inc., Term Loan	5.00%	09/10/20	1,521	1,458,967
Compuware Corp.,
Term Loan B-1	6.25%	12/15/19	746	728,532
Term Loan B-2	6.25%	12/15/21	2,095	2,018,677
DEI Sales, Inc., Term Loan	5.75%	07/13/17	3,410	3,069,407
Deltek, Inc., First Lien Term Loan	4.50%	10/10/18	3,097	3,096,970
Fidji Luxembourg BC4 S.a r.l. (Luxembourg), Term Loan	6.25%	12/24/20	2,323	2,322,956
Freescale Semiconductor, Inc., Term Loan B-4	4.25%	02/28/20	15,294	15,288,442
MA Finance Co., LLC, Term Loan C	4.50%	11/20/19	5,140	5,050,342
Mirion Technologies, Inc., Term Loan(c)	—	01/01/22	1,948	1,950,616
MSC Software Corp.,
First Lien Term Loan	5.00%	05/29/20	962	965,824
Second Lien Term Loan	8.50%	06/01/21	478	471,260
Oberthur Technologies of America Corp., Term Loan B-2	4.50%	10/18/19	1,252	1,235,358
Omnitracs, Inc., Term Loan	4.75%	11/25/20	1,631	1,633,630
Peak 10, Inc.,
First Lien Term Loan	5.00%	06/17/21	724	723,426
Second Lien Term Loan	8.25%	06/17/22	432	416,834

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Electronics & Electrical–(continued)
Riverbed Technology, Inc., Term Loan(c)	—	01/01/22	$2,292	$2,312,813
RP Crown Parent, LLC,
First Lien Term Loan	6.00%	12/21/18	9,543	9,342,018
Second Lien Term Loan	11.25%	12/21/19	880	782,053
Ship Luxco 3 S.a.r.l. (Luxembourg),
Term Loan	4.50%	11/29/19	3,206	3,214,368
Term Loan C-2	4.75%	11/30/19	1,088	1,091,596
Skillsoft Corp.,
Second Lien Term Loan	9.25%	04/28/22	1,587	1,492,085
Term Loan	5.75%	04/28/21	7,748	7,685,055
Sybil Software LLC, Term Loan	4.75%	03/20/20	111	111,604
Zebra Technologies Corp., Term Loan	4.75%	10/27/21	7,520	7,609,405
				89,405,602

Equipment Leasing–0.23%
IBC Capital US LLC,
Second Lien Term Loan	8.00%	09/09/22	808	812,395
Term Loan	4.75%	09/09/21	1,769	1,777,725
				2,590,120

Financial Intermediaries–1.73%
iPayment Inc., Term Loan	6.75%	05/08/17	4,784	4,712,297
MoneyGram International, Inc., Term Loan	4.25%	03/27/20	8,134	7,765,633
RJO Holdings Corp., Term Loan	6.93%	12/10/15	5,170	4,821,394
SAM Finance Lux S.a r.l. (Luxembourg), Term Loan	4.25%	12/17/20	1,903	1,905,488
				19,204,812

Food & Drug Retailers–1.32%
Albertson’s LLC, Term Loan B-4	5.50%	08/25/21	9,227	9,320,872
Demoulas Super Markets, Inc., Term Loan A	3.92%	12/12/19	2,838	2,713,374
Supervalu Inc., Term Loan	4.50%	03/21/19	2,591	2,599,923
				14,634,169

Food Products–4.87%
AdvancePierre Foods, Inc.,
First Lien Term Loan	5.75%	07/10/17	7,200	7,217,621
Second Lien Term Loan	9.50%	10/10/17	859	853,230
Big Heart Pet Brands, Term Loan	3.50%	03/09/20	4,361	4,360,245
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/18	3,619	3,614,636
Charger OpCo B.V., Term Loan B-1	3.50%	07/23/23	4,932	4,944,383
CSM Bakery Supplies LLC,
First Lien Term Loan	5.00%	07/03/20	5,060	5,030,144
Second Lien Term Loan	8.75%	07/03/21	1,430	1,369,465
Del Monte Foods, Inc.,
First Lien Term Loan	4.25%	02/18/21	1,877	1,828,092
Second Lien Term Loan	8.25%	08/18/21	2,395	2,185,694
Diamond Foods, Inc., Term Loan	4.25%	08/20/18	814	814,325
Dole Food Co., Inc., Term Loan B	4.50%	11/01/18	2,703	2,702,445
H.J. Heinz Co., Revolver Loan(d)	0.00%	06/07/18	7,972	7,924,580
Hearthside Group Holdings, LLC,
Revolver Loan(d)	0.00%	06/02/19	1,570	1,564,383
Term Loan	4.50%	06/02/21	1,621	1,629,222
JBS USA, LLC, Term Loan	3.75%	05/25/18	3,068	3,068,488
New HB Acquisition, LLC, Term Loan B	6.75%	04/09/20	2,053	2,095,024
Post Holdings, Inc., Revolver Loan(c)	—	01/29/19	2,094	2,089,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food Products–(continued)
Shearer’s Foods, LLC,
First Lien Term Loan	4.50%	06/30/21	$456	$457,031
Second Lien Term Loan	7.75%	06/30/22	250	247,973
				53,996,834

Food Service–3.66%
New Red Finance, Inc., Term Loan B	4.50%	12/12/21	20,510	20,651,392
Portillo’s Holdings, LLC,
First Lien Term Loan B	4.75%	08/02/21	1,162	1,161,181
Second Lien Term Loan	8.00%	08/01/22	324	322,696
Red Lobster Management, LLC, Term Loan	6.25%	07/28/21	1,967	1,968,968
Restaurant Holding Co., LLC, First Lien Term Loan (Acquired 02/28/14; Cost $1,969,314)	8.75%	02/28/19	2,035	1,790,416
Steak n Shake Operations, Inc., Term Loan	4.75%	03/19/21	1,477	1,458,053
TMK Hawk Parent, Corp.,
First Lien Term Loan	5.25%	10/01/21	1,389	1,392,531
Second Lien Term Loan (Acquired 10/01/14; Cost $632,151)	8.50%	10/01/22	638	638,211
US Foods, Inc., Incremental Term Loan	4.50%	03/31/19	6,805	6,798,717
Weight Watchers International, Inc., Term Loan B-2	4.00%	04/02/20	8,151	4,347,185
				40,529,350

Forest Products–0.38%
NewPage Corp., Term Loan B	9.50%	02/11/21	2,710	2,629,246
Xerium Technologies, Inc., Term Loan	6.25%	05/17/19	1,537	1,538,404
				4,167,650

Health Care–7.62%
Acadia Healthcare Co., Inc., Incremental Term Loan B	4.25%	02/11/22	653	656,636
Accellent Inc.,
Second Lien Term Loan	7.50%	03/12/22	1,265	1,207,886
Term Loan	4.50%	03/12/21	5,874	5,815,391
Alere Inc., Term Loan B	4.25%	06/30/17	427	428,558
ATI Holdings, Inc., Term Loan	5.25%	12/20/19	1,715	1,718,218
Auris Luxembourg III S.a.r.l. (Luxembourg), Term Loan B-2	5.50%	01/17/22	1,347	1,363,013
Biomet, Inc., Term Loan B-2	3.67%	07/25/17	4,534	4,535,889
CareCore National, LLC, Term Loan	5.50%	03/05/21	1,380	1,388,607
Carestream Health, Inc., First Lien Term Loan	5.01%	06/07/19	5,083	5,098,718
Creganna Finance (US) LLC,
First Lien Term Loan	5.25%	12/01/21	692	699,295
Second Lien Term Loan	9.00%	06/01/22	686	689,964
DJO Finance LLC, Term Loan B	4.25%	09/15/17	6,695	6,705,822
Drumm Investors LLC, Term Loan	6.75%	05/04/18	899	908,678
Kindred Healthcare, Inc., Term Loan	4.25%	04/09/21	6,618	6,638,219
Kinetic Concepts, Inc., Term Loan E-1	4.00%	05/04/18	18,897	18,934,216
Knowledge Universe Education LLC, Term Loan	5.25%	03/18/21	1,374	1,382,727
MPH Acquisition Holdings LLC, Term Loan	3.75%	03/31/21	7,096	7,059,317
Ortho-Clinical Diagnostics, Inc., Term Loan	4.75%	06/30/21	1,983	1,963,453
Sage Products Holdings III, LLC, First Lien Term Loan	5.00%	12/13/19	456	461,270
Surgery Center Holdings, Inc.,
Second Lien Term Loan	8.50%	11/03/21	2,430	2,362,847
Term Loan	5.25%	11/03/20	1,763	1,751,639
Surgical Care Affiliates, LLC,
Revolver Loan B(d)	0.00%	06/30/16	2,433	2,415,984
Revolver Loan B	3.67%	06/30/16	567	563,166
Term Loan B	4.26%	12/29/17	6,868	6,876,207

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Health Care–(continued)
Western Dental Services, Inc., Term Loan	6.00%	11/01/18	$3,043	$2,876,020
				84,501,740

Home Furnishings–0.36%
Britax Group Ltd., Term Loan	4.50%	10/15/20	528	401,608
Mattress Holding Corp., Term Loan	5.25%	10/20/21	2,737	2,755,546
PGT, Inc., Term Loan	5.25%	09/22/21	776	781,062
				3,938,216

Industrial Equipment–2.10%
Alliance Laundry Systems LLC, Second Lien Term Loan	9.50%	12/10/19	783	786,972
Apex Tool Group, LLC, Term Loan	4.50%	01/31/20	1,927	1,888,881
Capital Safety North America Holdings Inc., First Lien Term Loan	3.75%	03/29/21	2,541	2,491,403
Crosby US Acquisition Corp.,
First Lien Term Loan	3.75%	11/23/20	2,706	2,512,843
Second Lien Term Loan (Acquired 11/07/13; Cost $1,079,648)	7.00%	11/22/21	1,081	961,908
Delachaux S.A. (France), Term Loan B-2	5.25%	10/28/21	1,375	1,383,261
Doosan Infracore International, Inc., Term Loan B	4.50%	05/28/21	3,822	3,855,178
Dynacast International LLC,
First Lien Term Loan	5.25%	01/30/22	1,688	1,698,381
Second Lien Term Loan	9.50%	01/30/23	514	516,959
Filtration Group Corp.,
First Lien Term Loan	4.50%	11/20/20	1,122	1,124,516
Second Lien Term Loan	8.25%	11/22/21	1,071	1,065,259
MX Holdings US, Inc., Term Loan B-1	4.25%	08/14/20	896	900,203
North American Lifting Holdings, Inc., First Lien Term Loan	5.50%	11/27/20	2,468	2,307,218
Tank Holding Corp., Term Loan	4.25%	07/09/19	581	579,353
Virtuoso US LLC, Term Loan	4.75%	02/11/21	1,247	1,238,647
				23,310,982

Insurance–0.44%
Cooper Gay Swett & Crawford Ltd.,
First Lien Term Loan	5.00%	04/16/20	2,120	1,968,925
Second Lien Term Loan	8.25%	10/16/20	1,135	989,204
York Risk Services Holding Corp., Term Loan	4.75%	10/01/21	1,915	1,912,189
				4,870,318

Leisure Goods, Activities & Movies–3.27%
Alpha Topco Ltd. (United Kingdom),
Second Lien Term Loan	7.75%	07/29/22	6,598	6,625,503
Term Loan B-3	4.75%	07/30/21	15,390	15,346,497
Bright Horizons Family Solutions, Inc., Term Loan B-1	4.25%	01/30/20	283	284,761
Creative Artists Agency, LLC, Term Loan	5.50%	12/17/21	1,377	1,388,615
CWGS Group, LLC, Term Loan	5.75%	02/20/20	3,933	3,956,403
Dorna Sports, S.L. (Spain), Term Loan B	4.36%	04/30/21	1,042	1,036,312
Equinox Holdings Inc.,
First Lien Term Loan	5.00%	01/31/20	2,343	2,356,228
Revolver Loan(d)	0.00%	02/01/18	1,112	1,001,227
Fitness International, LLC, Term Loan B	5.50%	07/01/20	2,942	2,817,255
Metro-Goldwyn-Mayer Inc., Second Lien Term Loan	5.13%	06/26/20	856	851,870
Performance Sports Group Ltd. (Canada), Term Loan	4.00%	04/15/21	598	596,773
				36,261,444

Lodging & Casinos–4.07%
Belmond Interfin Ltd. (Bermuda), Term Loan	4.00%	03/21/21	402	401,769

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Lodging & Casinos–(continued)
Caesars Growth Properties Holdings, LLC, Term Loan B	6.25%	05/08/21	$3,957	$3,607,086
Cannery Casino Resorts, LLC, First Lien Term Loan	6.00%	10/02/18	3,685	3,592,796
ESH Hospitality, Inc., Term Loan	5.00%	06/24/19	2,173	2,194,364
Harrah’s Operating Co., Inc., Term Loan B-6(f)	1.50%	03/01/17	4,809	4,450,340
Hilton Worldwide Finance, LLC, Term Loan	3.50%	10/26/20	1,448	1,449,618
La Quinta Intermediate Holdings LLC, Term Loan	4.00%	04/14/21	4,474	4,480,373
Scientific Games International, Inc.,
Incremental Term Loan B-2	6.00%	10/01/21	5,238	5,238,222
Term Loan	6.00%	10/18/20	14,295	14,291,625
Twin River Management Group, Inc., Term Loan	5.25%	07/10/20	3,304	3,319,910
Yonkers Racing Corp.,
First Lien Term Loan	4.25%	08/20/19	2,024	1,942,974
Second Lien Term Loan	8.75%	08/20/20	295	231,331
				45,200,408

Nonferrous Metals & Minerals–0.86%
Arch Coal, Inc., Term Loan	6.25%	05/16/18	6,711	5,399,334
EP Minerals, LLC, Term Loan	5.50%	08/20/20	496	497,403
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19	3,842	3,634,115
				9,530,852

Oil & Gas–7.35%
American Energy — Marcellus, LLC,
First Lien Term Loan	5.25%	08/04/20	2,930	2,513,823
Second Lien Term Loan	8.50%	08/04/21	577	448,385
Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/19	33	29,025
Bronco Midstream Funding, LLC, Term Loan	5.00%	08/15/20	3,567	3,451,440
Citgo Holdings, Inc., Term Loan	9.50%	05/12/18	7,064	7,040,685
Crestwood Holdings LLC, Term Loan B-1	7.00%	06/19/19	2,039	1,924,973
Drillships Financing Holding Inc., Term Loan B-1	6.00%	03/31/21	10,735	8,437,695
Drillships Ocean Ventures, Inc., Term Loan	5.50%	07/25/21	3,960	3,321,547
EMG Utica, LLC, Term Loan	4.75%	03/27/20	1,647	1,511,294
Expro US Finco LLC, Term Loan	5.75%	09/02/21	1,147	983,293
Fieldwood Energy LLC,
Second Lien Term Loan	8.38%	09/30/20	6,117	4,712,473
Term Loan	3.88%	09/28/18	498	478,414
Floatel International Ltd., Term Loan	6.00%	06/27/20	3,603	2,702,334
Glenn Pool Oil & Gas Trust I, Term Loan (Acquired 06/08/11; Cost $772,839)	4.50%	05/02/16	640	637,153
HGIM Corp., Term Loan B	5.50%	06/18/20	5,467	3,920,845
Jonah Energy LLC, Second Lien Term Loan	7.50%	05/12/21	2,511	2,234,475
McDermott International, Inc., Term Loan	5.25%	04/16/19	1,386	1,270,367
NGPL PipeCo LLC, Term Loan	6.75%	09/15/17	2,984	2,879,943
Obsidian Natural Gas Trust (United Kingdom), Term Loan (Acquired 05/05/11; Cost $801,213)	7.00%	11/02/15	783	778,651
Osum Productions Corp. (Canada), Term Loan (Acquired 07/30/14; Cost $1,207,802)	6.50%	07/31/20	1,224	1,010,200
Pacific Drilling S.A. (Luxembourg), Term Loan	4.50%	06/03/18	810	646,064
Paragon Offshore Finance Co. (Cayman Islands), Term Loan	3.75%	07/16/21	1,468	1,071,966
Petroleum GEO-Services ASA, Term Loan	3.25%	03/19/21	4,019	3,422,459
Samchully Midstream 3 LLC, Term Loan	5.75%	10/20/21	2,029	1,948,039
Samson Investment Co., Second Lien Term Loan 1	5.00%	09/25/18	5,068	3,227,687
Seadrill Operating L.P., Term Loan	4.00%	02/21/21	14,672	11,923,637
Seventy Seven Operating LLC, Term Loan	3.75%	06/25/21	1,295	1,182,827
Southcross Energy Partners, L.P., Term Loan	5.25%	08/04/21	1,076	1,051,355
Tallgrass Operations, LLC, Term Loan	5.44%	11/13/18	1,685	1,678,391
Targa Resources Corp., Term Loan(c)	—	02/25/22	1,488	1,482,136

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil & Gas–(continued)
Utex Industries, Inc., First Lien Term Loan	5.00%	05/21/21	$629	$581,795
Veresen Midstream US LLC, Term Loan(c)	—	04/01/22	3,025	3,025,135
				81,528,506

Publishing–3.30%
Chesapeake US Holdings Inc., Term Loan	4.25%	09/30/20	1,088	1,082,065
Cygnus Business Media, Inc., PIK Term Loan (Acquired 07/19/14-12/31/14; Cost $1,902,949)(e)(g)	8.75%	12/31/15	1,906	57,188
Getty Images, Inc.,
Revolver Loan(d)	0.00%	10/18/17	4,154	3,572,012
Term Loan	4.75%	10/18/19	3,636	3,154,110
Harland Clarke Holdings Corp.,
Term Loan B-2	5.51%	06/30/17	590	592,714
Term Loan B-4	6.00%	08/04/19	910	915,825
Interactive Data Corp., Term Loan	4.75%	05/02/21	2,404	2,414,429
MC Communications, LLC, Term Loan(h)	0.00%	03/31/15	3,449	137,963
MediMedia USA, Inc., First Lien Term Loan	8.00%	11/20/18	4,288	4,266,871
Merrill Communications LLC, Term Loan	5.75%	03/08/18	5,918	5,940,573
Newsday, LLC, Term Loan	3.67%	10/12/16	1,488	1,484,801
ProQuest LLC, Term Loan	5.25%	10/24/21	2,678	2,682,716
Tribune Co., Term Loan	4.00%	12/27/20	10,238	10,254,358
				36,555,625

Radio & Television–3.25%
Block Communications, Inc., Incremental Term Loan B	4.25%	11/07/21	699	701,870
Gray Television, Inc., Term Loan	3.75%	06/13/21	674	673,475
iHeartCommunications, Inc.,
Term Loan D	6.92%	01/30/19	14,590	14,002,169
Term Loan E	7.67%	07/31/19	9,877	9,587,335
Media General, Inc., Term Loan B	4.25%	07/31/20	2,612	2,622,719
NEP/NCP HoldCo, Inc., Second Lien Term Loan	9.50%	07/22/20	189	183,631
TWCC Holding Corp.,
Second Lien Term Loan	7.00%	06/26/20	4,901	4,582,300
Term Loan	3.50%	02/13/17	3,671	3,642,407
				35,995,906

Retailers (except Food & Drug)–8.29%
David’s Bridal, Inc.,
Asset-Based Revolver Loan (Acquired 07/03/13-02/06/15; Cost $1,930,403)(d)	0.00%	10/11/17	1,930	1,756,667
Asset-Based Revolver Loan (Acquired 02/06/15-02/20/15; Cost $369,887)	3.50%	10/11/17	370	336,597
Term Loan	5.25%	10/11/19	2,790	2,691,966
Dollar Tree, Inc., Term Loan B(c)	—	03/09/22	8,164	8,234,681
Hudson’s Bay Co. (Canada), First Lien Term Loan	4.75%	11/04/20	147	147,537
J. Crew Group, Inc., Term Loan	4.00%	03/05/21	4,161	3,936,728
J.C. Penney Corp., Inc., Term Loan	5.00%	06/20/19	1,577	1,558,029
Lands’ End, Inc., Term Loan B	4.25%	04/02/21	2,672	2,558,379
Leonardo Acquisition Corp., Term Loan	4.25%	01/31/21	226	225,754
Men’s Wearhouse, Inc. (The), Term Loan B	4.50%	06/18/21	5,249	5,301,860
National Vision, Inc.,
First Lien Term Loan	4.00%	03/13/21	2,196	2,170,759
Second Lien Term Loan	6.75%	03/13/22	81	78,037
Nine West Holdings, Inc., Term Loan	4.75%	10/08/19	1,716	1,632,571
OSP Group, Inc., First Lien Term Loan	4.50%	03/18/21	744	745,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Retailers (except Food & Drug)–(continued)
Payless Inc.,
Second Lien Term Loan	8.50%	03/11/22	$1,298	$1,207,218
Term Loan	5.00%	03/11/21	4,380	4,161,073
PetSmart, Inc., Term Loan(c)	—	03/11/22	12,510	12,610,488
Pier 1 Imports (U.S.), Inc., Term Loan	4.50%	04/30/21	1,545	1,489,002
Savers Inc., Term Loan	5.00%	07/09/19	6,322	6,226,964
Sears Roebuck Acceptance Corp., Term Loan	5.50%	06/30/18	14,793	14,619,505
Spin Holdco Inc., First Lien Term Loan	4.25%	11/14/19	7,253	7,214,578
Toys ‘R’ US Property Co. I, LLC, Term Loan	6.00%	08/21/19	8,543	8,244,015
Toys ‘R’ US-Delaware, Inc.,
Canadian Term Loan A-1	8.25%	10/24/19	1,013	1,000,552
Term Loan A-1	8.25%	10/24/19	1,256	1,240,685
Term Loan B-2	5.25%	05/25/18	166	131,824
Term Loan B-3	5.25%	05/25/18	21	16,986
Wilton Brands LLC, Term Loan B	7.50%	08/30/18	2,496	2,395,812
				91,934,203

Steel–0.17%
TMS International Corp., Term Loan B	4.50%	10/16/20	1,969	1,889,945

Surface Transport–0.55%
Kenan Advantage Group, Inc., Term Loan D (Acquired 12/11/13; Cost $483,257)	3.75%	06/11/16	484	481,763
Navios Partners Finance (US) Inc., Term Loan	5.25%	06/27/18	207	207,158
PODS Holding, LLC,
First Lien Term Loan	5.25%	02/02/22	1,312	1,318,734
Second Lien Term Loan	9.25%	02/02/23	772	777,334
U.S. Shipping Corp., Term Loan B-1	5.50%	04/30/18	2,241	2,223,922
Vouvray US Finance LLC,
Second Lien Term Loan	8.50%	12/27/21	599	597,038
Term Loan	5.00%	06/27/21	523	527,531
				6,133,480

Telecommunications–6.18%
Altice Financing S.A. (Luxembourg), Term Loan	5.25%	02/04/22	1,538	1,549,376
Avaya Inc.,
Term Loan B-3	4.67%	10/26/17	14,151	13,778,176
Term Loan B-6	6.50%	03/31/18	3,405	3,379,872
Consolidated Communications, Inc., Term Loan	4.25%	12/23/20	5,722	5,751,308
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19	7,104	7,173,314
Hargray Communications Group, Inc., Term Loan	5.25%	06/26/19	2,309	2,319,137
Level 3 Communications, Inc., Term Loan B	4.50%	01/31/22	9,993	10,054,516
Level 3 Communications, Inc.,
Term Loan B	4.00%	01/15/20	2,506	2,509,956
Term Loan B-III	4.00%	08/01/19	70	69,615
LTS Buyer LLC, Second Lien Term Loan	8.00%	04/12/21	91	90,300
Nextgen Finance, LLC, Term Loan B	5.00%	05/31/21	3,419	3,290,534
NTELOS Inc., Term Loan B	5.75%	11/09/19	7,299	6,203,804
Sabre Industries, Inc., Term Loan(c)	—	02/27/22	645	648,017
Syniverse Holdings, Inc., Term Loan	4.00%	04/23/19	3,500	3,469,375
U.S. Telepacific Corp., Term Loan	6.00%	11/25/20	4,411	4,416,538
XO Communications, LLC, Term Loan	4.25%	03/20/21	529	530,260
Yankee Cable Acquisition, LLC, Term Loan	4.50%	03/01/20	3,277	3,288,046
				68,522,144

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utilities–2.23%
Calpine Construction Finance Co., L.P., Term Loan B-2	3.25%	01/31/22	$3,123	$3,097,269
EquiPower Resources Holdings, LLC, First Lien Term Loan C	4.25%	12/31/19	610	609,709
Granite Acquisition, Inc.,
First Lien Term Loan B	5.00%	12/17/21	7,111	7,208,450
First Lien Term Loan C	5.00%	12/17/21	312	315,887
Second Lien Term Loan B	8.25%	12/17/22	1,601	1,623,695
NSG Holdings LLC, Term Loan (Acquired 12/17/12-10/04/13; Cost $1,202,712)	3.75%	12/11/19	1,208	1,200,927
Southeast PowerGen LLC, Term Loan B	4.50%	12/02/21	1,111	1,123,084
TPF II Power, LLC, Term Loan	5.50%	10/02/21	8,579	8,686,438
USIC Holding, Inc., First Lien Term Loan	4.00%	07/10/20	874	869,888
				24,735,347
Total Variable Rate Senior Loan Interests				1,172,764,919

Bonds & Notes–7.44%
Aerospace & Defense–0.07%
LMI Aerospace, Inc.(i)	7.38%	07/15/19	824	830,180

Business Equipment & Services–0.26%
ADT Corp.	6.25%	10/15/21	1,600	1,736,000
First Data Corp.(i)	6.75%	11/01/20	1,047	1,124,216
				2,860,216

Cable & Satellite Television–0.88%
UPC Broadband Holdings, B.V. (Netherlands)(i)	6.63%	07/01/20	1,385	1,462,976
UPC Broadband Holdings, B.V. (Netherlands)(i)	6.88%	01/15/22	328	360,390
UPC Broadband Holdings, B.V. (Netherlands)(i)	7.25%	11/15/21	7,223	7,945,300
				9,768,666

Chemicals & Plastics–0.89%
Hexion Specialty Chemicals, Inc.	6.63%	04/15/20	8,757	8,384,827
Ineos Holdings Ltd.(i)	6.13%	08/15/18	620	633,950
Ineos Holdings Ltd.(i)	7.50%	05/01/20	291	310,643
Ineos Holdings Ltd.(i)	8.38%	02/15/19	457	486,705
				9,816,125

Containers & Glass Products–1.00%
Ardagh Glass Finance PLC(i)	6.25%	01/31/19	1,051	1,064,137
Ardagh Glass Finance PLC(i)	7.00%	11/15/20	221	221,018
Reynolds Group Holdings Inc.	5.75%	10/15/20	2,717	2,839,265
Reynolds Group Holdings Inc.	7.88%	08/15/19	3,197	3,400,809
Reynolds Group Holdings Inc.	9.88%	08/15/19	3,309	3,561,311
				11,086,540

Electronics & Electrical–0.24%
Blackboard Inc.(i)	7.75%	11/15/19	2,799	2,652,052

Food Products–0.03%
Chiquita Brands LLC	7.88%	02/01/21	253	278,616

Forest Products–0.31%
Verso Paper Holdings LLC	11.75%	01/15/19	3,452	3,400,220

Health Care–0.87%
Biomet Inc.	6.50%	08/01/20	866	927,703
Community Health Systems, Inc.	6.88%	02/01/22	626	672,950
DJO Finance LLC	8.75%	03/15/18	2,552	2,682,790

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Health Care–(continued)
DJO Finance LLC	9.75%	10/15/17	$3,085	$3,162,125
Kinetic Concepts, Inc.	10.50%	11/01/18	1,976	2,173,600
				9,619,168

Nonferrous Metals & Minerals–0.20%
TiZir Ltd. (United Kingdom)(i)	9.00%	09/28/17	2,900	2,218,500

Oil & Gas–0.52%
Drill Rigs Holdings Inc.(i)	6.50%	10/01/17	4,265	3,401,338
Pacific Drilling S.A. (Luxembourg)(i)	5.38%	06/01/20	2,928	2,313,120
Seventy Seven Operating LLC	6.50%	07/15/22	130	69,550
				5,784,008

Publishing–0.26%
Merrill Communications LLC(e)(i)	10.00%	03/08/23	2,920	2,904,932

Radio & Television–0.08%
Sinclair Television Group, Inc.	6.38%	11/01/21	870	924,375

Retailers (except Food & Drug)–0.50%
Claire’s Stores Inc.(i)	6.13%	03/15/20	1,340	1,179,200
Claire’s Stores Inc.(i)	9.00%	03/15/19	2,003	1,890,331
Guitar Center, Inc.(i)	6.50%	04/15/19	2,784	2,387,280
Targus Group International, Inc. (Acquired 12/16/09-12/14/14; Cost $2,127,321)(i)	10.00%	06/14/19	892	54,938
				5,511,749

Telecommunications–1.04%
Avaya Inc.(i)	7.00%	04/01/19	1,790	1,816,647
Altice Financing S.A. (Luxembourg)(i)	6.63%	02/15/23	520	543,400
Goodman Networks Inc.	12.13%	07/01/18	5,685	5,599,725
Wind Telecomunicazioni S.p.A. (Italy)(i)	6.50%	04/30/20	269	286,485
Wind Telecomunicazioni S.p.A. (Italy)(i)	7.38%	04/23/21	811	841,412
Windstream Corp.	6.38%	08/01/23	25	23,063
Windstream Corp.	7.50%	06/01/22	2,483	2,470,585
				11,581,317

Utilities–0.29%
Calpine Corp.(i)	6.00%	01/15/22	538	589,782
Calpine Corp.(i)	7.88%	01/15/23	1	359
NRG Energy Inc.	6.25%	07/15/22	1,018	1,063,810
NRG Energy Inc.	6.63%	03/15/23	1,466	1,546,630
				3,200,581
Total Bonds & Notes				82,437,245

Structured Products–5.98%
Apidos Cinco CDO(i)(j)	4.51%	05/14/20	639	631,524
Apidos CLO IX(i)(j)	6.75%	07/15/23	1,767	1,789,461
Apidos CLO X(i)(j)	6.48%	10/30/22	2,238	2,236,881
Apidos CLO XI(i)(j)	5.51%	01/17/23	3,105	2,902,554
Apidos CLO XV(i)(j)	5.01%	10/20/25	4,000	3,572,000
Apidos Quattro CDO(i)(j)	3.86%	01/20/19	481	474,891
Atrium X LLC(i)(j)	4.75%	07/16/25	3,932	3,501,053
Babson CLO Ltd. 2007-I(i)(j)	3.51%	01/18/21	867	846,365
Babson CLO Ltd. 2013-II(i)(j)	4.75%	01/18/25	2,964	2,591,129
Carlyle Global Market Strategies 2012-3(i)(j)	5.75%	10/14/24	2,499	2,406,037

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Carlyle Global Market Strategies 2013-1(i)(j)	5.73%	02/14/25	$1,300	$1,246,180
Dryden Senior Loan Fund 2013-30(i)(j)	5.26%	10/15/25	2,361	2,158,662
Flagship CLO VI(i)(j)	4.99%	06/10/21	1,671	1,660,940
Flagship CLO VI(i)(j)	4.99%	06/10/21	1,918	1,906,122
Halcyon Loan Investors CLO II, Ltd.(i)(j)	3.86%	04/24/21	2,875	2,754,538
ING IM CLO 2012-3, Ltd.(i)(j)	6.10%	10/15/22	807	791,667
ING IM CLO 2012-4, Ltd.(i)(j)	6.00%	10/15/23	3,047	2,972,958
ING IM CLO 2013-1, Ltd.(i)(j)	5.25%	04/15/24	2,600	2,376,400
ING IM CLO 2013-3, Ltd.(i)(j)	4.76%	01/18/26	1,989	1,757,878
ING IM CLO III, Ltd.(i)(j)	3.75%	12/13/20	2,098	2,046,599
ING IM CLO IV, Ltd.(i)(j)	4.51%	06/14/22	542	533,707
Keuka Park CLO 2013-1(i)(j)	4.73%	10/21/24	412	364,991
KKR Financial CLO 2012-1, Ltd.(i)(j)	5.74%	12/15/24	3,150	2,982,420
KKR Financial CLO 2013-1, Ltd.(i)(j)	5.00%	07/15/25	2,393	2,118,523
Madison Park Funding X, Ltd.(i)(j)	5.48%	01/20/25	1,259	1,200,834
Madison Park Funding XIV, Ltd.(i)(j)	5.01%	07/20/26	750	666,600
Madison Park Funding XIV, Ltd.(i)(j)	5.66%	07/20/26	1,075	902,355
Octagon Investment Partners XIV Ltd.(i)(j)	5.50%	01/15/24	1,209	1,137,790
Octagon Investment Partners XIX Ltd.(i)(j)	5.10%	04/15/26	1,741	1,545,312
Octagon Investment Partners XVII Ltd.(i)(j)	4.76%	10/25/25	775	687,890
Octagon Investment Partners XVIII Ltd.(i)(j)	5.48%	12/16/24	2,964	2,697,240
Octagon Investment Partners XXI Ltd.(i)(j)	6.83%	10/25/26	500	494,300
Pacifica CDO VI, Ltd.(i)(j)	4.01%	08/15/21	1,059	1,003,826
Regatta IV Funding Ltd. 2014-1(i)(j)	5.21%	07/25/26	1,070	941,279
Seneca Park CLO 2014-1(i)(j)	4.96%	07/17/26	500	447,500
Sierra CLO II Ltd.(i)(j)	3.76%	01/22/21	1,279	1,259,048
Silverado CLO 2006-II, Ltd.(i)(j)	4.00%	10/16/20	1,545	1,477,638
Slater Mill Loan Fund, L.P.(i)(j)	5.76%	08/17/22	2,023	1,927,919
Symphony CLO XIV, Ltd.(i)(j)	4.85%	07/14/26	500	442,250
Symphony CLO IX, Ltd.(i)(j)	5.25%	04/16/22	720	692,712
Symphony CLO VIII, Ltd.(i)(j)	6.23%	01/09/23	2,140	2,127,160
Total Structured Products				66,275,133

			Shares
Common Stocks & Other Equity Interests–3.01%
Aerospace & Defense–0.02%
IAP Worldwide Services(i)(k)			229	160,464

Building & Development–1.46%
Axia Inc. (Acquired 05/30/08; Cost $2,268,885)(g)(i)(k)			505	2,923,161
Building Materials Holding Corp.(i)(k)			1,279,379	9,061,841
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/10; Cost $7,938,060)(i)(k)			780	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/10; Cost $93,975)(i)(k)			9	0
Lake at Las Vegas Joint Venture, LLC, Class C Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(i)(k)			39	0
Lake at Las Vegas Joint Venture, LLC, Class D, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(i)(k)			54	0
Lake at Las Vegas Joint Venture, LLC, Class E, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(i)(k)			60	0
Lake at Las Vegas Joint Venture, LLC, Class F, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(i)(k)			67	0
Lake at Las Vegas Joint Venture, LLC, Class G, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(i)(k)			76	0
Newhall Holding Co., LLC Class A(i)(k)			621,591	1,864,773

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Senior Loan Fund

	Shares	Value
Building & Development–(continued)
Rhodes Ranch General Partnership(i)(l)	1,038,734	$83,099
Tamarack Resort LLC (Acquired 03/07/14; Cost $0)(i)(k)	28,000	0
WCI Communities, Inc.(k)	93,512	2,236,814
		16,169,688

Chemicals & Plastics–0.00%
Lyondell Chemical Co., Class A(l)	142	12,199

Conglomerates–0.01%
Euramax International, Inc.(i)(k)	3,272	106,347

Containers & Glass Products–0.00%
Nexpak Corp. (Acquired 09/01/99; Cost $6,411,681)(i)(k)	70	0

Cosmetics & Toiletries–0.07%
Levlad, LLC & Arbonne International, LLC(i)(l)	4,893	489,260
Marietta Intermediate Holding Corp.(g)(i)	3,872,488	243,967
		733,227

Drugs–0.00%
BPA Laboratories, Class A, Wts. expiring 04/29/24(i)(k)	7	0
BPA Laboratories, Class B, Wts. expiring 04/29/24(i)(k)	11	0
		0

Financial Intermediaries–0.00%
RJO Holdings Corp.(i)(k)	2,852	28,516
RJO Holdings Corp., Class A(i)(k)	2,314	1,157
RJO Holdings Corp., Class B(i)(k)	3,000	1,500
		31,173

Home Furnishings–0.24%
Quality Home Brands Holdings LLC(i)(k)	9,358	1,310,120
World Kitchen, LLC(k)	52,654	1,369,004
		2,679,124

Lodging & Casinos–0.55%
Twin River Management Group, Inc.(i)(k)	189,050	6,087,410

Publishing–0.66%
Affiliated Media, Inc.(i)	81,915	2,826,071
Cygnus Business Media, Inc. (Acquired 07/19/04; Cost $1,793,148)(g)(i)(k)	8,426	0
F&W Publications, Inc.(i)(k)	18,385	1,378,882
MC Communications, LLC (Acquired 07/02/09; Cost $0)(i)(k)	739,818	0
Merrill Communications LLC, Class A(i)(k)	326,686	1,796,773
Tribune Co. Class A(m)	19,027	1,255,212
Tribune Publishing Co.(m)	4,756	102,254
		7,359,192

Retailers (except Food & Drug)–0.00%
Targus Group International, Inc. (Acquired 12/16/09; Cost $0)(i)(k)	22,469	0

Telecommunications–0.00%
CTM Media Holdings Inc.(l)	127	20,320
Total Common Stocks & Other Equity Interests		33,359,144

Preferred Stocks–0.02%
Building & Development–0.01%
Tamarack Resort LLC (Acquired 03/07/14; Cost $119,180)(i)(k)	505	119,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Senior Loan Fund

	Shares	Value
Financial Intermediaries–0.00%
RJO Holdings Corp., Series A-2(i)(k)	584	$37,961

Utilities–0.01%
Genie Energy Ltd.(k)	7,632	52,279
Total Preferred Stocks		209,420

Money Market Funds–0.24%
Liquid Assets Portfolio–Institutional Class(n)	1,328,753	1,328,753
Premier Portfolio–Institutional Class(n)	1,328,754	1,328,754
Total Money Market Funds		2,657,507
TOTAL INVESTMENTS(o)–122.47% (Cost $1,397,793,605)		1,357,703,368
BORROWINGS–(20.21)%		(224,000,000)
OTHER ASSETS LESS LIABILITIES–(2.26)%		(25,134,881)
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%		$1,108,568,487

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
LOC	– Letter of Credit
PIK	– Payment-in-Kind
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(c)	This variable rate interest will settle after February 28, 2015, at which time the interest rate will be determined.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(e)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Cygnus Business Media, Inc., PIK Term Loan	3.25%	8.75%
Lake at Las Vegas Joint Venture, LLC, PIK Exit Revolver Loan	—	5.00
Merrill Communications LLC	—	10.00
Tamarack Resort LLC, PIK Term Loan A	8.00	8.00
Tamarack Resort LLC, PIK Term Loan B	0.00	6.50

(f)	The borrower has filed for protection in federal bankruptcy court.
(g)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of February 28, 2015 was $3,224,316, which represented less than 1% of the Fund’s Net Assets. See Note 4.
(h)	Defaulted security. Currently, the issuer is partially or fully in default with respect to principal and/or interest payments. The value of this security at February 28, 2015 represented less than 1% of the Fund’s Net Assets.
(i)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2015 was $132,314,906, which represented 11.94% of the Fund’s Net Assets.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2015.
(k)	Non-income producing securities acquired through the restructuring of senior loans.
(l)	Security acquired through the restructuring of senior loans.
(m)	Acquired as part of a bankruptcy restructuring.
(n)	The money market fund and the Fund are affiliated by having the same investment adviser.
(o)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Senior Loan Fund

Statement of Assets and Liabilities

February 28, 2015

Assets:
Investments, at value (Cost $1,384,538,288)	$1,351,821,545
Investments in affiliates, at value (Cost $13,255,317)	5,881,823
Total investments, at value (Cost $1,397,793,605)	1,357,703,368
Cash	9,280,418
Receivable for:
Investments sold	29,605,015
Interest and fees	9,548,825
Fund shares sold	3,326,035
Investments matured, at value (Cost $38,812,671)	14,898,871
Investment for trustee deferred compensation and retirement plans	25,994
Other assets	54,016
Total assets	1,424,442,542

Liabilities:
Payable for:
Borrowings	224,000,000
Investments purchased	85,151,488
Fund shares repurchased	378,978
Income distributions	3,962,050
Accrued fees to affiliates	522,054
Accrued interest expense	228,151
Accrued trustees’ and officers’ fees and benefits	4,724
Accrued other operating expenses	318,822
Trustee deferred compensation and retirement plans	95,152
Upfront facilities fees	1,212,636
Total liabilities	315,874,055
Net assets applicable to common shares	$1,108,568,487

Net assets applicable to common shares consist of:
Shares of beneficial interest	$1,946,280,371
Undistributed net investment income	(1,746,449)
Undistributed net realized gain (loss)	(771,961,398)
Net unrealized appreciation (depreciation)	(64,004,037)
$1,108,568,487

Net Assets:
Class A	$182,672,855
Class B	$6,704,261
Class C	$178,395,481
Class Y	$2,432,611
Class IB	$682,815,627
Class IC	$55,547,652

Shares outstanding, $0.01 par value per share:
Class A	27,002,799
Class B	991,096
Class C	26,332,845
Class Y	359,394
Class IB	100,847,694
Class IC	8,205,374
Class A:
Net asset value per share	$6.76
Maximum offering price per share
(Net asset value of $6.76 ÷ 96.75%)	$6.99
Class B:
Net asset value and offering price per share	$6.76
Class C:
Net asset value and offering price per share	$6.77
Class Y:
Net asset value and offering price per share	$6.77
Class IB:
Net asset value and offering price per share	$6.77
Class IC:
Net asset value and offering price per share	$6.77

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Senior Loan Fund

Statement of Operations

For the year ended February 28, 2015

Investment income:
Interest	$82,215,900
Dividends	1,985,777
Other income	2,768,264
Interest and dividends from affiliates	550,384
Total investment income	87,520,325

Expenses:
Advisory fees	10,794,470
Administrative services fees	3,101,315
Custodian fees	433,702
Distribution fees:
Class A	556,024
Class B	22,173
Class C	1,987,020
Class IC	92,014
Interest, facilities and maintenance fees	2,939,722
Transfer agent fees	1,185,878
Trustees’ and officers’ fees and benefits	111,635
Reports to shareholders	1,289,522
Other	598,643
Total expenses	23,112,118
Less: Fees waived and expense offset arrangement(s)	(18,758)
Net expenses	23,093,360
Net investment income	64,426,965

Realized and unrealized gain (loss):
Investment securities	(31,839,288)
Foreign currencies	73
(31,839,215)
Change in net unrealized appreciation (depreciation) of investment securities	(8,226,999)
Net realized and unrealized gain (loss)	(40,066,214)
Net increase in net assets resulting from operations	$24,360,751

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Senior Loan Fund

Statement of Changes in Net Assets

For the years ended February 28, 2015 and 2014

	February 28, 2015	February 28, 2014
Operations:
Net investment income	$64,426,965	$63,679,588
Net realized gain (loss)	(31,839,215)	(84,466)
Change in net unrealized appreciation (depreciation)	(8,226,999)	31,476,072
Net increase in net assets resulting from operations	24,360,751	95,071,194

Distributions to shareholders from net investment income:
Class A	(11,481,166)	(10,046,134)
Class B	(485,209)	(648,309)
Class C	(8,694,280)	(8,205,477)
Class Y	(167,216)	(15,087)
Class IB	(40,725,853)	(50,252,698)
Class IC	(3,245,931)	(4,069,650)
Total distributions to shareholders from net investment income	(64,799,655)	(73,237,355)

Return of capital:
Class A	—	(336,624)
Class B	—	(21,180)
Class C	—	(313,733)
Class Y	—	(591)
Class IB	—	(1,577,428)
Class IC	—	(131,147)
Total return of capital	—	(2,380,703)

Share transactions–net:
Class A	(42,473,742)	106,484,523
Class B	(3,565,252)	(2,502,933)
Class C	(10,282,347)	50,597,505
Class Y	179,470	2,351,654
Class IB	(98,130,711)	(85,622,610)
Class IC	(8,483,107)	(8,429,673)
Net increase (decrease) in net assets resulting from share transactions	(162,755,689)	62,878,466
Net increase (decrease) in net assets	(203,194,593)	82,331,602

Net assets:
Beginning of year	1,311,763,080	1,229,431,478
End of year (includes undistributed net investment income of $(1,746,449) and $(14,597,967), respectively)	$1,108,568,487	$1,311,763,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Senior Loan Fund

Statement of Cash Flows

For the year ended February 28, 2015

Cash provided by operating activities:
Net increase in net assets resulting from operations	$24,360,751

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(961,824,754)
Proceeds from sales of investments	1,122,427,529
Accretion of discount on investment securities	(7,618,210)
Amortization of loan fees	1,985,764
Net change in upfront facilities fees	(689,305)
Decrease in interest receivables and other assets	419,110
Decrease in accrued expenses and other payables	(113,585)
Net realized gain (loss) on investment securities	31,839,288
Net change in unrealized appreciation (depreciation) on investments	8,226,999
Net cash provided by operating activities	219,013,587

Cash provided by (used in) financing activities:
Proceeds from shares of beneficial interest sold	111,331,939
Disbursements for shares of beneficial interest repurchased	(269,916,750)
Proceeds from borrowings	352,000,000
Repayments of borrowings	(382,000,000)
Dividends paid to shareholders from net investment income	(64,816,785)
Net cash provided by (used in) financing activities	(253,401,596)
Net increase (decrease) in cash and cash equivalents	(34,388,009)
Cash and cash equivalents at beginning of period	46,325,934
Cash and cash equivalents at end of period	$11,937,925

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$142,601

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$2,909,026

Notes to Financial Statements

February 28, 2015

NOTE 1—Significant Accounting Policies

Invesco Senior Loan Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate senior loans (“Senior Loans”). Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.

The Fund continuously offers Class A, Class C and Class Y shares. The Fund also has outstanding Class B, Class IB and Class IC shares which are not continuously offered. Each class of shares differs in its initial sales load, contingent deferred sales charges (“CDSC”), the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

30                         Invesco Senior Loan Fund

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

31                         Invesco Senior Loan Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

32                         Invesco Senior Loan Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
N.	Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
O.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

P.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.90%
Next $1 billion	0.85%
Next $1 billion	0.825%
Next $500 million	0.80%
Over $3 billion	0.775%

For the year ended February 28, 2015, the effective advisory fees incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2015, the Adviser waived advisory fees of $16,966.

The Fund has entered into an administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs related to monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund’s portfolio and providing certain services to the holders of the Fund’s securities. For the year ended February 28, 2015, expenses incurred under these agreements are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serve as custodian and fund accountant and provides certain administrative services of the Fund.

33                         Invesco Senior Loan Fund

The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended February 28, 2015, expenses incurred under these agreements are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class IC shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of the average daily net assets of Class A shares and up to 1.00% each of the average daily net assets of Class B and Class C shares and up to 0.15% (0.25% maximum) of the average daily net assets of Class IC shares.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2015, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2015, IDI advised the Fund that IDI retained $15,811 in front-end sales commissions from the sale of Class A shares and $7,742, $1,657, $36,555 and $31,214 from Class A, Class B, Class C and Class IB shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended February 28, 2015, there were transfers from level 3 to level 1 of $1,255,212, due to security trading on exchange, from level 3 to level 2 of $13,944,484, due to third-party vendor quotations utilizing more than one market quote, and from level 2 to level 3 of $34,688,355, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$1,069,486,724	$103,278,195	$1,172,764,919
Bonds & Notes	—	79,477,375	2,959,870	82,437,245
Structured Products	—	66,275,133	—	66,275,133
Equity Securities	6,336,585	18,917,144	10,972,342	36,226,071
Total Investments	$6,336,585	$1,234,156,376	$117,210,407	$1,357,703,368

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2015:

	Value 02/28/14	Purchases	Sales	Accrued Discounts/ Premiums	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 02/28/15
Variable Rate Senior Loan Interests	$69,420,734	$47,411,296	$(39,020,219)	$261,198	$(16,574,880)	$15,885,336	$28,874,253	$(2,979,523)	$103,278,195
Bonds & Notes	671,748	220,095	—	—	—	(836,905)	2,904,932	—	2,959,870
Equity Securities	18,584,130	368,290	—	—	—	1,330,925	2,909,170	(12,220,173)	10,972,342
Total	$88,676,612	$47,999,681	$(39,020,219)	$261,198	$(16,574,880)	$16,379,356	$34,688,355	$(15,199,696)	$117,210,407

Securities determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

34                         Invesco Senior Loan Fund

NOTE 4—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended February 28, 2015.

	Value 02/28/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 02/28/15	Interest Income
Axia Inc., Common Shares	$2,167,737	$—	$—	$755,424	$—	$2,923,161	$—
Axia Inc., PIK Second Lien Term Loan A	521,072	16,554	(537,626)	904,996	(904,996)	—	20,795
Axia Inc., Second Lien Term Loan B	813,704	—	(813,704)	1,526,389	(1,526,389)	—	14,579
Cygnus Business Media, Inc., Common Shares	0	—	—	—	—	0	—
Cygnus Business Media, Inc., PIK Term Loan	2,525,578	27,664	(2,374,926)	(120,887)	(241)	57,188	301,656
Endurance Business Media, Inc., Class A Common Shares	0	—	(0)	9,158,869	(9,158,869)	—	—
Endurance Business Media, Inc., First Lien Term Loan	1,666,841	—	(1,448,973)	6,738,069	(6,955,937)	—	—
Marietta Intermediate Holding Corp., Common Shares	2,013,694	—	—	(1,769,727)	—	243,967	—
Marietta Intermediate Holding Corp., First Lien Term Loan B	3,187,714	—	(3,187,714)	7,153,486	(7,153,486)	—	208,697
Marietta Intermediate Holding Corp., Warrants	0	—	(0)	—	0	—	—
Total	$12,896,340	$44,218	$(8,362,943)	$24,346,619	$(25,699,918)	$3,224,316	$545,727

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,792.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Effective August 29, 2014, Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.

During the year ended February 28, 2015, the Fund paid legal fees of $133,308 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Fund. A former trustee of the Fund is Of Counsel of Skadden, Arps, Slate, Meagher & Flom LLP. Effective August 29, 2014, Skadden, Arps, Slate, Meagher & Flom LLP is no longer counsel to the Fund.

NOTE 7—Cash Balances and Borrowings

The Fund entered into a $375 million revolving credit and security agreement which will expire on August 25, 2015. The revolving credit agreement is secured by the assets of the Fund.

During the year ended February 28, 2015, the average daily balance of borrowing under the revolving credit and security agreement was $246,638,356 with a weighted interest rate of 0.89%. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

35                         Invesco Senior Loan Fund

NOTE 8—Unfunded Loan Commitments

As of February 28, 2015, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
David’s Bridal, Inc.	Asset-Based Revolver Loan	$1,930,403	$1,756,667
Delta Air Lines, Inc.	Revolver Loan	8,340,476	8,201,482
Delta Air Lines, Inc.	Revolver Loan	1,226,541	1,180,545
Equinox Holdings Inc.	Revolver Loan	1,112,475	1,001,227
Getty Images, Inc.	Revolver Loan	4,153,503	3,572,012
H.J. Heinz Co.	Revolver Loan	7,971,773	7,924,580
Hearthside Group Holdings, LLC	Revolver Loan	1,569,838	1,564,383
Lake at Las Vegas Joint Venture, LLC	Exit Revolver Loan	16,242	8,689
Realogy Corp.	Revolver Loan	3,292,160	3,176,934
Surgical Care Affiliates, LLC	Revolver Loan B	2,432,892	2,415,984
Trans Union LLC	Revolver Loan	800,204	791,978
		$32,846,507	$31,594,481

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2015 and 2014:

	2015	2014
Ordinary income	$64,799,655	$73,237,355
Return of capital	—	2,380,703
Total distributions	$64,799,655	$75,618,058

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$1,651,928
Net unrealized appreciation (depreciation) — investments	(43,403,343)
Net unrealized appreciation (depreciation) — investments matured	(23,913,800)
Temporary book/tax differences	(93,541)
Post-October deferrals	(9,147,981)
Capital loss carryforward	(762,805,147)
Shares of beneficial interest	1,946,280,371
Total net assets	$1,108,568,487

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, accretion of bond discount and amortization of bond premium, and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 29, 2016	$10,160,798	$—	$10,160,798
February 28, 2017	227,573,052	—	227,573,052
February 28, 2018	312,979,210	—	312,979,210
February 28, 2019	93,431,312	—	93,431,312
Not subject to expiration	654,341	118,006,434	118,660,775
	$644,798,713	$118,006,434	$762,805,147

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

36                         Invesco Senior Loan Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2015 was $897,236,610 and $1,100,796,532, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$36,235,682
Aggregate unrealized (depreciation) of investment securities	(79,639,025)
Net unrealized appreciation (depreciation) of investment securities	$(43,403,343)

Cost of investments for tax purposes is $1,401,106,711.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, bond premium amortization and capital loss carryforward limitations, on February 28, 2015, undistributed net investment income was increased by $13,224,208, undistributed net realized gain (loss) was increased by $45,032,724 and shares of beneficial interest was decreased by $58,256,932. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended February 28,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	7,287,310	$50,770,219	23,323,232	$162,268,412
Class B	44,003	305,992	296,117	2,063,031
Class C	5,270,406	36,762,031	10,602,896	73,814,602
Class Y(b)	398,864	2,787,346	341,003	2,381,969
Class IB	1,980,700	13,677,763	2,337,798	16,278,210
Class IC	166,054	1,146,744	209,348	1,457,009

Issued as reinvestment of dividends:
Class A	—	—	41,479	289,028
Class B	2,598	18,141	12,739	88,956
Class C	—	—	—	—
Class Y	15,574	107,751	1,817	12,715
Class IB	—	—	150,827	1,063,814
Class IC	2,394	16,709	40,696	284,001

Automatic conversion of Class B shares to Class A shares:
Class A	253,912	1,746,245	335,873	2,336,268
Class B	(253,299)	(1,746,744)	(332,881)	(2,336,268)

Reacquired:
Class A	(13,779,550)	(94,990,206)	(8,381,242)	(58,409,185)
Class B	(309,033)	(2,142,641)	(334,045)	(2,318,652)
Class C	(6,829,443)	(47,044,378)	(3,334,173)	(23,217,097)
Class Y	(391,717)	(2,715,627)	(6,147)	(43,030)
Class IB	(16,128,303)	(111,808,474)	(14,779,926)	(102,964,634)
Class IC	(1,397,475)	(9,646,560)	(1,459,786)	(10,170,683)
Net increase (decrease) in share activity	(23,667,005)	$(162,755,689)	9,065,625	$62,878,466

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of November 8, 2013.

37                         Invesco Senior Loan Fund

NOTE 13—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended February 28, 2015, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$4,153,503	$3,572,012
Citibank, N.A.	3,292,160	3,176,934
Goldman Sachs Lending Partners LLC	10,272,062	10,017,844
Total	$17,717,725	$16,766,790

NOTE 14—Dividends

The Fund declared the following monthly dividends from net investment income subsequent to February 28, 2015:

		Amount per Share
Share Class	Record Date	Payable March 31, 2015
Class A	Daily	0.0309
Class B	Daily	0.0309
Class C	Daily	0.0268
Class Y	Daily	0.0323
Class IB	Daily	0.0323
Class IC	Daily	0.0315

NOTE 15—Repurchase of Shares

The Fund has a policy of making monthly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule 23c-3(b) of the 1940 Act.

The Repurchase Offers will be for between 5% and 25% of the Fund’s outstanding shares; however, the Fund’s present intent for the offers is for not less than 6% (The Board of Trustees may authorize an additional 2%, if necessary, without extending the Repurchase Offers). The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). During the year ended February 28, 2015, the Fund had Repurchase Offers as follows:

Repurchase request deadlines	Percentage of outstanding shares the Fund offered to repurchase	Number of shares tendered (all classes)	Percentage of outstanding shares tendered (all classes)
March 21, 2014	6.0%	3,002,888	1.6%
April 18, 2014	6.0	2,549,103	1.3
May 16, 2014	6.0	3,250,109	1.7
June 20, 2014	6.0	3,883,961	2.1
July 18, 2014	6.0	2,394,589	1.3
August 15, 2014	6.0	3,716,516	2.0
September 19, 2014	6.0	3,824,675	2.1
October 17, 2014	6.0	3,801,442	2.1
November 21, 2014	6.0	4,315,354	2.5
December 19, 2014	6.0	4,189,180	2.4
January 16, 2015	6.0	2,313,193	1.4
February 20, 2015	6.0	3,610,408	2.2

38                         Invesco Senior Loan Fund

NOTE 16—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Years ended February 28,				Year ended February 29,	Seven months ended February 28,		Year ended July 31,
	2015		2014	2013	2012	2011		2010
Net asset value, beginning of period	$6.99		$6.89	$6.58	$6.73	$6.29		$5.60
Net investment income(a)	0.36		0.34	0.40	0.33	0.18		0.28
Net gains (losses) on securities (both realized and unrealized)	(0.23)		0.17	0.34	(0.15)	0.44		0.76
Total from investment operations	0.13		0.51	0.74	0.18	0.62		1.04
Less:
Dividends from net investment income	(0.36)		(0.40)	(0.43)	(0.33)	(0.18)		(0.31)
Return of capital	—		(0.01)	—	—	—		(0.04)
Total distributions	(0.36)		(0.41)	(0.43)	(0.33)	(0.18)		(0.35)
Net asset value, end of period	$6.76		$6.99	$6.89	$6.58	$6.73		$6.29
Total return at net asset value(b)(c)	1.88%		7.58%	11.56%	2.80%	9.97%		18.78%
Net assets, end of period (000’s omitted)	$182,673		$232,475	$123,447	$122,252	$173,137		$188,589
Portfolio turnover rate(d)	59%		95%	101%	87%	44%		55%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements(c)	1.90	%(e)	1.92%	1.71%	1.74%	1.71	%(f)	1.89%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(c)	1.66	%(e)	1.66%	1.40%	1.47%	1.37	%(f)	1.57%
Without fee waivers and/or expense reimbursements(c)	1.90	%(e)	1.92%	1.94%	1.99%	1.96	%(f)	2.14%
Ratio of net investment income with fee waivers and/or expense reimbursements(c)	5.16	%(e)	4.92%	5.98%	5.10%	4.86	%(f)	4.53%

Senior indebtedness:
Total borrowings (000’s omitted)	$224,000		$254,000	$211,000	$228,000	$178,000		$198,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$5,949		$6,164	$6,827	$6,732	$6,673		$6,239

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.04%, 0.00% and 0.00% for the years ended February 28, 2015, February 28, 2014, February 28, 2013 and February 29, 2012 and the seven months ended February 28, 2011, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $222,410.
(f)	Annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

39                         Invesco Senior Loan Fund

NOTE 16—Financial Highlights—(continued)

	Class B
	Years ended February 28,				Year ended February 29,	Seven months ended February 28,		Year ended July 31,
	2015		2014	2013	2012	2011		2010
Net asset value, beginning of period	$7.02		$6.91	$6.58	$6.73	$6.29		$5.60
Net investment income(a)	0.36		0.34	0.39	0.28	0.15		0.23
Net gains (losses) on securities (both realized and unrealized)	(0.23)		0.18	0.34	(0.15)	0.44		0.77
Total from investment operations	0.13		0.52	0.73	0.13	0.59		1.00
Less:
Dividends from net investment income	(0.39)		(0.40)	(0.40)	(0.28)	(0.15)		(0.28)
Return of capital	—		(0.01)	—	—	—		(0.03)
Total distributions	(0.39)		(0.41)	(0.40)	(0.28)	(0.15)		(0.31)
Net asset value, end of period	$6.76		$7.02	$6.91	$6.58	$6.73		$6.29
Total return at net asset value(b)(c)	1.82%		7.72%	11.38%	2.03%	9.50%		17.90%
Net assets, end of period (000’s omitted)	$6,704		$10,575	$12,888	$14,948	$19,455		$17,902
Portfolio turnover rate(d)	59%		95%	101%	87%	44%		55%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements(c)	1.90	%(e)	1.92%	1.84%	2.49%	2.46	%(f)	2.64%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(c)	1.66	%(e)	1.66%	1.53%	2.22%	2.12	%(f)	2.32%
Without fee waivers and/or expense reimbursements(c)	1.90	%(e)	1.92%	2.07%	2.74%	2.71	%(f)	2.89%
Ratio of net investment income with fee waivers and/or expense reimbursements(c)	5.16	%(e)	4.92%	5.85%	4.35%	4.10	%(f)	3.79%

Senior indebtedness:
Total borrowings (000’s omitted)	$224,000		$254,000	$211,000	$228,000	$178,000		$198,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$5,949		$6,164	$6,827	$6,732	$6,673		$6,239

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.17%, 0.75% and 0.75% for the years ended February 28, 2015, February 28, 2014, February 28, 2013 and February 29, 2012 and the seven months ended February 28, 2011, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $8,869.
(f)	Annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

40                         Invesco Senior Loan Fund

NOTE 16—Financial Highlights—(continued)

	Class C
	Years ended February 28,				Year ended February 29,	Seven months ended February 28,		Year ended July 31,
	2015		2014	2013	2012	2011		2010
Net asset value, beginning of period	$7.00		$6.89	$6.58	$6.73	$6.29		$5.60
Net investment income(a)	0.31		0.29	0.35	0.28	0.15		0.23
Net gains (losses) on securities (both realized and unrealized)	(0.24)		0.18	0.33	(0.15)	0.44		0.77
Total from investment operations	0.07		0.47	0.68	0.13	0.59		1.00
Less:
Dividends from net investment income	(0.30)		(0.35)	(0.37)	(0.28)	(0.15)		(0.28)
Return of capital	—		(0.01)	—	—	—		(0.03)
Total distributions	(0.30)		(0.36)	(0.37)	(0.28)	(0.15)		(0.31)
Net asset value, end of period	$6.77		$7.00	$6.89	$6.58	$6.73		$6.29
Total return at net asset value(b)(c)	1.06%		6.93%	10.67%	2.03%	9.50%		17.90%
Net assets, end of period (000’s omitted)	$178,395		$195,205	$142,143	$147,551	$195,963		$207,828
Portfolio turnover rate(d)	59%		95%	101%	87%	44%		55%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements(c)	2.65	%(e)	2.67%	2.46%	2.49%	2.46	%(f)	2.64%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(c)	2.41	%(e)	2.41%	2.15%	2.22%	2.12	%(f)	2.32%
Without fee waivers and/or expense reimbursements(c)	2.65	%(e)	2.67%	2.69%	2.74%	2.71	%(f)	2.89%
Ratio of net investment income with fee waivers and/or expense reimbursements(c)	4.41	%(e)	4.17%	5.23%	4.35%	4.11	%(f)	3.79%

Senior indebtedness:
Total borrowings (000’s omitted)	$224,000		$254,000	$211,000	$228,000	$178,000		$198,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$5,949		$6,164	$6,827	$6,732	$6,673		$6,239

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 1.00%, 1.00%, 0.79%, 0.75% and 0.75% for the years ended February 28, 2015, February 28, 2014, February 28, 2013 and February 29, 2012 and the seven months ended February 28, 2011, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $198,702.
(f)	Annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

41                         Invesco Senior Loan Fund

NOTE 16—Financial Highlights—(continued)

	Class Y
	Years ended February 28,
	2015		2014(a)
Net asset value, beginning of period	$7.00		$6.96
Net investment income(b)	0.38		0.11
Net gains (losses) on securities (both realized and unrealized)	(0.23)		0.04
Total from investment operations	0.15		0.15
Less:
Dividends from net investment income	(0.38)		(0.10)
Return of capital	—		(0.01)
Total distributions	(0.38)		(0.11)
Net asset value, end of period	$6.77		$7.00
Total return at net asset value(c)	2.16%		2.22%
Net assets, end of period (000’s omitted)	$2,433		$2,357
Portfolio turnover rate(d)	59%		95%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.65	%(e)	1.60	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.41	%(e)	1.37	%(f)
Without fee waivers and/or expense reimbursements	1.65	%(e)	1.60	%(f)
Ratio of net investment income with fee waivers and/or expense reimbursements	5.41	%(e)	5.24	%(f)

Senior indebtedness:
Total borrowings (000’s omitted)	$224,000		$254,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$5,949		$6,164

(a)	Commencement date of November 8, 2013.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $3,089.
(f)	Annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

42                         Invesco Senior Loan Fund

NOTE 16—Financial Highlights—(continued)

	Class IB
	Years ended February 28,				Year ended February 29,	Seven months ended February 28,		Year ended July 31,
	2015		2014	2013	2012	2011		2010
Net asset value, beginning of period	$7.00		$6.89	$6.58	$6.73	$6.29		$5.60
Net investment income(a)	0.37		0.36	0.40	0.33	0.18		0.28
Net gains (losses) on securities (both realized and unrealized)	(0.22)		0.18	0.34	(0.15)	0.44		0.76
Total from investment operations	0.15		0.54	0.74	0.18	0.62		1.04
Less:
Dividends from net investment income	(0.38)		(0.42)	(0.43)	(0.33)	(0.18)		(0.31)
Return of capital	—		(0.01)	—	—	—		(0.04)
Total distributions	(0.38)		(0.43)	(0.43)	(0.33)	(0.18)		(0.35)
Net asset value, end of period	$6.77		$7.00	$6.89	$6.58	$6.73		$6.29
Total return at net asset value(b)	2.16%		8.00%	11.59%	2.80%	9.97%		18.77%
Net assets, end of period (000’s omitted)	$682,816		$805,123	$877,598	$943,491	$526,800		$527,108
Portfolio turnover rate(c)	59%		95%	101%	87%	44%		55%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.65	%(d)	1.67%	1.67%	1.74%	1.71	%(e)	1.89%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.41	%(d)	1.41%	1.36%	1.47%	1.37	%(e)	1.57%
Without fee waivers and/or expense reimbursements	1.65	%(d)	1.67%	1.69%	1.74%	1.71%		1.89%
Ratio of net investment income with fee waivers and/or expense reimbursements	5.41	%(d)	5.17%	6.02%	5.10%	4.85	%(e)	4.54%

Senior indebtedness:
Total borrowings (000’s omitted)	$224,000		$254,000	$211,000	$228,000	$178,000		$198,000
Asset coverage per $1,000 unit of senior indebtedness(f)	$5,949		$6,164	$6,827	$6,732	$6,673		$6,239

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $746,114.
(e)	Annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

43                         Invesco Senior Loan Fund

NOTE 16—Financial Highlights—(continued)

	Class IC
	Years ended February 28,				Year ended February 29,	Seven months ended February 28,		Year ended July 31,
	2015		2014	2013	2012	2011		2010
Net asset value, beginning of period	$7.00		$6.89	$6.58	$6.73	$6.29		$5.60
Net investment income(a)	0.36		0.36	0.40	0.33	0.18		0.28
Net gains (losses) on securities (both realized and unrealized)	(0.22)		0.18	0.34	(0.15)	0.44		0.76
Total from investment operations	0.14		0.54	0.74	0.18	0.62		1.04
Less:
Dividends from net investment income	(0.37)		(0.42)	(0.43)	(0.33)	(0.18)		(0.31)
Return of capital	—		(0.01)	—	—	—		(0.04)
Total distributions	(0.37)		(0.43)	(0.43)	(0.33)	(0.18)		(0.35)
Net asset value, end of period	$6.77		$7.00	$6.89	$6.58	$6.73		$6.29
Total return at net asset value(b)(c)	1.99%		7.83%	11.57%	2.80%	9.97%		18.77%
Net assets, end of period (000’s omitted)	$55,548		$66,029	$73,356	$78,600	$94,440		$95,928
Portfolio turnover rate(d)	59%		95%	101%	87%	44%		55%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements(c)	1.80	%(e)	1.82%	1.69%	1.74%	1.71	%(f)	1.89%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(c)	1.56	%(e)	1.56%	1.38%	1.47%	1.37	%(f)	1.57%
Without fee waivers and/or expense reimbursements(c)	1.80	%(e)	1.82%	1.84%	1.89%	1.86	%(f)	2.04%
Ratio of net investment income with fee waivers and/or expense reimbursements(c)	5.26	%(e)	5.02%	6.00%	5.10%	4.85	%(f)	4.54%

Senior indebtedness:
Total borrowings (000’s omitted)	$224,000		$254,000	$211,000	$228,000	$178,000		$198,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$5,949		$6,164	$6,827	$6,732	$6,673		$6,239

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.15%, 0.15%, 0.02%, 0.00% and 0.00% for the years ended February 28, 2015, February 28, 2014, February 28, 2013 and February 29, 2012 and the seven months ended February 28, 2011, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $61,342.
(f)	Annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

NOTE 17—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Fund is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Fund in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates

44                         Invesco Senior Loan Fund

to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeal of the Transeastern Lenders is currently pending before the District Court. The First Lienholders, having paid its obligations under the bankruptcy plan, have been fully and finally released pursuant to a court order dated August 30, 2013.

Management of Invesco and the Fund believe that the outcome of the proceedings described above will have no material adverse effect on the Fund or on the ability of Invesco to provide ongoing services to the Fund.

45                         Invesco Senior Loan Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Senior Loan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Senior Loan Fund (hereafter referred to as the “Fund”) at February 28, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 29, 2015

46                         Invesco Senior Loan Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2014 through February 28, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/15)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/15)	Expenses Paid During Period [2]
A	$1,000.00	$990.40	$9.57	$1,015.17	$9.69	1.94%
B	1,000.00	991.20	9.58	1,015.17	9.69	1.94
C	1,000.00	987.50	13.26	1,011.46	13.42	2.69
Y	1,000.00	993.30	8.35	1,016.41	8.45	1.69
IB	1,000.00	993.30	8.35	1,016.41	8.45	1.69
IC	1,000.00	992.40	9.09	1,015.67	9.20	1.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2014 through February 28, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

47                         Invesco Senior Loan Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2015:

Federal and State Income Tax
Qualified Dividend Income*	2.99%
Corporate Dividends Received Deduction*	2.99%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

48                         Invesco Senior Loan Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Martin L. Flanagan[1] — 1960 Trustee	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2014

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Senior Loan Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	1988	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2014	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Vice Chair, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2014

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2014

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2014	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2014	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	1994	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Senior Loan Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2014	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2006	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Senior Loan Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2010

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2014

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana St., Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801	Investment Sub-adviser Invesco Senior Secured Management, Inc. 1166 Avenue of the Americas New York, NY 10036

T-4                         Invesco Senior Loan Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number: 811-05845	VK-SLO-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Rod F. Dammeyer, Larry Soll and Raymond Stickel, Jr. David C. Arch, James T. Bunch, Bruce L. Crockett, Rod F. Dammeyer, Larry Soll, and Raymond Stickel, Jr. are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by Principal Accountant Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2015	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$67,950	N/A	$58,175	N/A
Audit-Related Fees(2)	$12,000	0%	$6,000	0%
Tax Fees(3)	$8,300	0%	$12,050	0%
All Other Fees(4)	$0	0%	$1,923	0%

Total Fees	$88,250	0%	$78,148	0%

(g) PWC billed the Registrant aggregate non-audit fees of $20,300 for the fiscal year ended 2015, and $19,973 for the fiscal year ended 2014, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end February 28, 2015 includes fees billed for agreed upon procedures related to line of credit compliance. Audit-Related fees for the fiscal year end February 28, 2014 includes fees billed for agreed upon procedures related to variable municipal term preferred shares.

(3)	Tax fees for the fiscal year end February 28, 2015 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 28, 2014 includes fees billed for reviewing tax returns.
(4)	All other fees for the fiscal year end February 28, 2014 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$574,000	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,009,6984for the fiscal year ended February 28, 2015, and $1,645,309 for the fiscal year ended February 28, 2014 , for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, James T. Bunch, Bruce L. Crockett, Rod F. Dammeyer, Larry Soll, Raymond Stickel, Jr. and Suzanne H. Woolsey.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1.       PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☐ Reviewed ☑ Revised by Compliance for Accuracy	October 21, 2014
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	October 21, 2014

The following policies and procedures apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. GUIDING PRINCIPLES

Public companies hold meetings for shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and the selection of auditors, are addressed and, where applicable, voted on by shareholders. Proxy voting gives shareholders the opportunity to vote on issues that impact a company’s operations and policies without attending the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its Clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with Clients’ best interests, which Invesco interprets to mean Clients’ best economic interests, and Invesco’s established proxy voting policies and procedures.

The primary aim of Invesco’s proxy policies is to encourage a culture of performance among the companies in which Invesco invests on behalf of Clients, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is, in itself, unlikely to maximize shareholder value.

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The proxy voting process at Invesco, which is driven by investment professionals, focuses on the following

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maximizing long-term value for Clients and protecting Clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders;

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reflecting Invesco’s belief that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized; and

•	addressing potential conflicts of interest that may arise from time to time in the proxy voting process.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy Administration – In General

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with that team’s view as to the best economic interest of Clients, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments -driven committee comprised of representatives from each investment management team and Invesco’s Head of Proxy Administration. IUPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or an investment professional has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. Absent a conflict of interest, the IUPAC representative for each investment team, in consultation with his or her team, is responsible for voting proxies for the securities the team manages. In addition to IUPAC, the Invesco mutual fund board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by the Head of Proxy Administration. IUPAC and Invesco’s proxy administration, compliance and legal teams regularly communicate and review Invesco’s proxy policies and procedures to ensure that they remain consistent with Clients’ best interests, regulatory requirements and industry best practices.

Use of Third Party Proxy Advisory Services

Representatives of the IUPAC have direct access to third party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and use the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration group performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the firms are asked to deliver updates directly to the mutual fund board of trustees. IUPAC conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures.

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If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

Proxy Voting Platform and Administration

Invesco maintains a proprietary global proxy administration platform, supported by the Head of Proxy Administration and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions such as share blocking and issuer/shareholder engagement. Invesco believes that managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters (including reporting by business unit, issuer or issue) that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, is stored in order to build institutional knowledge over time across the Invesco complex with respect to individual companies and proxy issues. Investment professionals also use the platform to access third-party proxy research.

C. Proxy Voting Guidelines (the “Guidelines”)

The following guidelines describe Invesco’s general positions with regard to various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each investment team retains ultimate discretion to vote proxies in the manner they deem to be the most appropriate, consistent with the proxy voting principles and philosophy discussed above. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

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Elections of directors In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or

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nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

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Director performance Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

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Auditors and Audit Committee members Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

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Majority standard in director elections The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

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Staggered Boards/Annual Election of Directors Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

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Supermajority voting requirements Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness of Directors Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

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Cumulative voting The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

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Shareholder access On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

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Executive compensation Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

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Equity-based compensation plans Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

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Employee stock-purchase plans Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

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Severance agreements Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

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III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

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D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless the Client retains, in writing, the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For proxies held by certain Client accounts managed in accordance with fixed income, money market and index strategies, Invesco will typically vote in line with the majority of the rest of the shares voted by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the expertise and comprehensive proxy voting reviews conducted by teams employing active equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of Clients, absent certain types of conflicts of interest, which are discussed elsewhere in these policies and procedures.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic or other opportunity cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its Clients’ proxies despite using commercially reasonable efforts to do so. Particular examples of such instances include, but are not limited to, the following:

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When securities are participating in an Invesco securities lending program, Invesco determines whether to terminate the loan by weighing the benefit to the Client of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities.

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In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with sufficient time and information to make an informed voting decision.

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Some non-U.S. companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate

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governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E.	Resolving potential conflicts of interest

Firm Level Conflicts of Interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Voting of Proxies Related to Invesco Ltd. In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held by Clients from time to time.

Personal Conflicts of Interest If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

G.	Policies and Vote Disclosure

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A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2015, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2015, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Senior Loan Fund

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	May 8, 2015

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	May 8, 2015

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	May 8, 2015

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.